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                        AMERICAN INDEPENDENCE FUNDS TRUST
                     3435 STELZER ROAD, COLUMBUS, OHIO 43219
                 GENERAL AND ACCOUNT INFORMATION: (888) 266-8787

              INTRUST FINANCIAL SERVICES, INC.--INVESTMENT ADVISER
                          ("INTRUST" OR THE "ADVISER")

                               BISYS FUND SERVICES
                          ADMINISTRATOR AND DISTRIBUTOR
              ("BISYS" OR THE "ADMINISTRATOR" OR THE "DISTRIBUTOR")

                       STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information (the "SAI") describes one money market fund (the "Money Market Fund") and five non-money market funds (the
"Non-Money Market Funds") (collectively, the "Funds"), all of which are managed by INTRUST. The Funds are:

      MONEY MARKET FUND

      -- Money Market Fund

      NON-MONEY MARKET FUNDS

      -- UltraShort Bond Fund

      -- Intermediate Bond Fund

      -- Stock Fund

      -- International Multi-Manager Stock Fund

      -- Kansas Tax-Exempt Bond Fund

      Each Fund constitutes a separate investment portfolio with distinct investment objectives and policies. Shares of the Funds are sold to the public by BISYS as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of INTRUST or its affiliates.

      The International Multi-Manager Stock Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio
(the "Portfolio") of the AMR Investment Services Trust ("AMR Trust") that has an identical investment objective to the International Multi-Manager Stock Fund.

      This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a prospectus for the Funds dated March 1, 2004 (the
"Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Financial Statements included in the Funds' October 31, 2003
Annual Report to Shareholders are incorporated by reference into this SAI. The
Prospectus and Annual Report may be obtained without charge by writing the Funds at the address above or calling 1-888-266-8787.

      Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, INTRUST or any of its affiliates, and are not insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Funds involves risk, including the possible loss of principal. The Money Market Fund seeks to maintain a net asset value per share of $1.00 although there can be no assurance that they will be able to do so.


March 1, 2004  - Supplemented October 8, 2004


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TABLE OF CONTENTS

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                                                                                       PAGE
                                                                                       ----
THE INVESTMENT POLICIES AND PRACTICES OF THE FUNDS                                       3
INVESTMENT RESTRICTIONS                                                                 20
RISKS OF INVESTING IN THE FUNDS                                                         24
MANAGEMENT                                                                              30
    Trustees and Officers                                                               32
    Trustees and Officers of AMR Investment Services Trust                              33
    Investment Adviser                                                                  36
    Subadvisers                                                                         37
    Distribution of Fund Shares                                                         42
    Distribution Plan                                                                   42
    Administration and Fund Accounting Services                                         43
    Codes of Ethics                                                                     44
    Service Organizations                                                               44
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                          45
EXPENSES                                                                                47
DETERMINATION OF NET ASSET VALUE                                                        47
PORTFOLIO TRANSACTIONS                                                                  49
    Portfolio Turnover                                                                  51
TAXATION                                                                                51
    Taxation of the Portfolio                                                           56
OTHER INFORMATION                                                                       58
    Capitalization                                                                      58
    Voting Rights                                                                       60
    Custodian, Transfer Agent and Dividend Disbursing Agent                             61
    Independent Auditors                                                                61
    Financial Statements                                                                61

APPENDIX A                                                                              62
APPENDIX B                                                                              64

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUSES, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AMERICAN INDEPENDENCE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY AMERICAN INDEPENDENCE FUNDS IN ANY JURISDICTION INWHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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                           THE INVESTMENT POLICIES AND
                             PRACTICES OF THE FUNDS

      Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are separate portfolios of American Independence Funds Trust, a Delaware business trust, organized under the laws of Delaware on January 26, 1996 as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust.

      As a matter of fundamental policy, notwithstanding any limitation otherwise, each Fund is authorized to seek to achieve its investment objective as described in the Prospectus by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

      Each Fund follows its own investment objectives and policies, including certain investment restrictions. Several of those restrictions and each of the Funds' investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this SAI are not fundamental and may change solely by approval of the Board of Trustees. References below to "All Funds" include the Portfolio, except where noted otherwise. The 80% minimum investment limitations of the Kansas Tax-Exempt Bond Fund with respect to investments in securities exempt from federal income and Kansas personal income taxes are both fundamental. The 80% minimum investment limitations of the other funds are non-fundamental, which means they may be changed by the Board of Trustees subject to 60 days advance notice to shareholders.

      The following is a description of investment practices of the Funds and the securities in which they may invest:

      U.S. TREASURY OBLIGATIONS (ALL FUNDS). The Funds may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the United States Government as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have maturities ranging from one year to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government.

      U.S. GOVERNMENT SECURITIES (ALL FUNDS). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government securities include debt securities issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States Government, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

      The Funds may invest in obligations of agencies of the United States Government. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing

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Administration, Government National Mortgage Association, Maritime
Administration, Small Business Administration, and The Tennessee Valley Authority. The Funds may purchase securities issued or guaranteed by the Government National Mortgage Association which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

      COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by both domestic and foreign bank holding companies, corporations and financial institutions and United States Government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two (top three with respect to UltraShort Bond Fund) short-term rating categories of at least one Nationally Recognized Statistical Rating Organization ("NRSRO"), or, if not rated is, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest, or, with respect to the Money Market Fund, (i) rated "P-1" by Moody's and "A-1" or better by S&P or in a comparable rating category by any two NRSROs that have rated the commercial paper or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper.

      CORPORATE DEBT SECURITIES (ALL FUNDS EXCEPT KANSAS TAX-EXEMPT BOND FUND--SEE "VARIABLE RATE DEMAND OBLIGATIONS"). The Funds may purchase corporate debt securities, subject to the rating and quality requirements specified with respect to each Fund. The Funds may invest in both rated commercial paper and rated corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Funds in commercial paper and corporate debt obligations of domestic issuers. These investments, therefore, are not expected to involve significant additional risks as compared to the risks of investing in comparable domestic securities. Generally, all foreign investments carry with them both opportunities and risks not applicable to investments in securities of domestic issuers, such as risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, changes in foreign governmental attitudes toward private investment (possibly leading to nationalization, increased taxation or confiscation of foreign assets) and added difficulties inherent in obtaining and enforcing a judgment against a foreign issuer of securities should it default.

      MORTGAGE-RELATED SECURITIES (ALL FUNDS). The Funds are permitted to invest in mortgage-related securities subject to the rating and quality requirements specified with respect to each such Fund. In the case of the Kansas Tax-Exempt Bond Fund, to the extent the Fund is permitted to invest in U.S. Government securities, the Fund may invest in mortgage-related securities only. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Funds in calculating maturity for purposes of investment in mortgage-related securities. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Funds in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government in the case of securities guaranteed by GNMA or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities.

      Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

      Mortgage-related securities, for purposes of this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stock-holders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as ("Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      ASSET-BACKED SECURITIES (MONEY MARKET FUND, ULTRASHORT BOND FUND AND INTERMEDIATE BOND FUND). These Funds are permitted to invest in asset-backed securities, subject to the rating and quality requirements specified with respect to each such Fund. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds' investment objectives, policies and quality standards, a Fund may invest in these and other types of asset-backed securities which may be developed in the future.

      Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

      MUNICIPAL COMMERCIAL PAPER (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND AND KANSAS TAX-EXEMPT BOND Fund). Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is rated at the date of purchase: (i) "P-1" by Moody's and "A-1" or "A-1+" by S&P, "P-2" or better by Moody's and "A-2" or better by S&P or (ii) in a comparable rating category by any two of the NRSROs that have rated commercial paper or (iii) in a comparable rating category by only one such organization if it is the only organization that has rated the commercial paper or (iv) if not rated, is, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees. Issuers of municipal commercial paper rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." The "A-1" rating for commercial paper under the S&P classification indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper receiving a "P-2" rating has a strong capacity for repayment of short-term promissory obligations. Commercial paper rated "A-2" has the capacity for timely payment although the relative degree of safety is not as overwhelming as for issues designated "A-1." See the Appendix for a more complete description of securities ratings.

      MUNICIPAL LEASES (KANSAS TAX-EXEMPT BOND FUND) Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

      MUNICIPAL NOTES (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND AND KANSAS TAX-EXEMPT BOND FUND). Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less. Investments in municipal notes are limited to notes which are rated at the date of purchase: (i) MIG 1 or MIG 2 by Moody's and in a comparable rating category by at least one other nationally recognized statistical rating organization that has rated the notes, or (ii) in a comparable rating category by only one such organization, including Moody's, if it is the only organization that has rated the notes, or (iii) if not rated, are, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.

      Notes rated "MIG 1" are judged to be of the "best quality" and carry the smallest amount of investment risk. Notes rated "MIG 2" are judged to be of "high quality, with margins of protection ample although not as large as in the preceding group."

      MUNICIPAL BONDS (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND AND KANSAS TAX EXEMPT-BOND FUND). Municipal bonds generally have a maturity at the time of issuance of more than one year. Municipal bonds may be issued to raise money for various public purposes--such as constructing public facilities and making loans to public institutions. There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility--tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk. Investments in municipal bonds are limited to bonds which are rated at the time of purchase "A" or better by a NRSRO. See the Appendix for a more complete description of securities ratings.

      COMMON STOCKS (STOCK FUND AND INTERNATIONAL MULTI-MANAGER STOCK FUND). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility.

      PREFERRED STOCKS (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND, STOCK FUND, AND INTERNATIONAL MULTI-MANAGER STOCK FUND). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

      AMERICAN DEPOSITARY RECEIPTS (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND AND STOCK FUND). American Depositary Receipts are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of the common stock of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States.

      These Funds may each invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the Non-U.S. Company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

      In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the Non-U.S. Company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

      Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency.

      INVESTMENT IN FOREIGN SECURITIES (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND, STOCK FUND AND INTERNATIONAL MULTI-MANAGER STOCK FUND). These Funds may each invest in securities of foreign governmental and private issuers that, except for the International Multi-Manager Stock Fund, are generally denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries.

      FOREIGN EXCHANGE CONTRACTS (INTERNATIONAL MULTI-MANAGER STOCK FUND). Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

      The Portfolio may enter into foreign currency forward contracts or currency futures for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time for the contract. This method of attempting to hedge the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of the Portfolio's obligations under such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the Portfolio's Investment Sub-Advisers ("Portfolio Sub-Advisers") fail to predict currency values correctly.

      FOREIGN CURRENCY OPTIONS AND RELATED RISKS (INTERNATIONAL MULTI-MANAGER STOCK FUND). The Portfolio may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Portfolio holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Foreign Exchange Contracts" above which influence foreign exchange sales and investments generally.

      The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the inter-bank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Portfolio may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

      CONVERTIBLE AND EXCHANGEABLE SECURITIES (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND, STOCK FUND, AND INTERNATIONAL MULTI-MANAGER STOCK FUND). These Funds are permitted to invest in convertible and exchangeable securities, subject to the rating and quality requirements specified with respect to each such Fund. Convertible securities generally offer fixed interest or dividend yields and may be converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to senior debt of the issuer.

      DOMESTIC AND FOREIGN BANK OBLIGATIONS (ALL FUNDS). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Funds will not invest in any obligations of their affiliates, as defined under the 1940 Act. The Kansas Tax-Exempt Bond Fund's bank obligations are limited to certificates of deposit and bankers' acceptances.

      INVESTMENTS IN UNITED STATES BANK OBLIGATIONS (INCLUDING FOREIGN BRANCHES) (ALL FUNDS). Each Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds. There is no limitation on the amount of the Funds' assets which may be invested in obligations of foreign banks meeting the conditions set forth herein.

      Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing in more than seven days may not exceed 10% of the value of the net assets of the Money Market Fund and Kansas Tax Exempt and 15% of the value of the net assets of the other Funds.

      Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

      INVESTMENTS IN EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS INVOLVE ADDITIONAL RISKS (ALL FUNDS). Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

      STRIPS (ALL FUNDS EXCEPT INTERNATIONAL MULTI-MANAGER STOCK FUND). Each Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. In accordance with Rule 2A-7, the Money Market Fund's investments in STRIPS are limited to those with maturity components not exceeding thirteen months. The Funds will not actively trade in STRIPS.

      ZERO COUPON SECURITIES (ALL FUNDS EXCEPT INTERNATIONAL MULTI-MANAGER STOCK
FUND). A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

      OTHER MUTUAL FUNDS (ALL FUNDS). Each Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The Kansas Tax-Exempt Bond Fund has adopted a non-fundamental policy to limit its investment in investment companies to shares of money market funds. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

      OPTIONS ON SECURITIES (STOCK FUND, ULTRASHORT BOND FUND AND INTERMEDIATE BOND FUND). The Funds may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

      The Funds may write put and call options on securities only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

      The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Funds forego the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retain the risk of loss should the price of the security decline. In return for the premium received for a put option, the Funds assume the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The Funds may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

      Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the Funds will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

      The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund's limitation on investments in securities that are not readily marketable.

      DOLLAR ROLL TRANSACTIONS (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND, MONEY MARKET FUND AND INTERNATIONAL MULTI-MANAGER STOCK FUND). These Funds may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. The Fund will limit its obligations on dollar roll transactions to 35 percent of the Fund's net assets.

      SWAP AGREEMENTS (ULTRASHORT BOND FUND AND INTERMEDIATE BOND FUND). To manage its exposure to different types of investments, the Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

      Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. Swap agreements involve risks depending upon the counterparties creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.

      FUTURES, RELATED OPTIONS AND OPTIONS ON STOCK INDICES (STOCK FUND AND INTERNATIONAL MULTI-MANAGER STOCK FUND). The Fund or Portfolio may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. The Fund or Portfolio may hedge a portion of its portfolio by purchasing such instruments during a market advance or when the Adviser or Portfolio sub-Advisers anticipate an advance. In attempting to hedge a portfolio, the Fund or Portfolio may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions. The Fund or Portfolio will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase.

      A stock index assigns relative weighing to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund or Portfolio will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of the Fund's or Portfolio's net assets.

      When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

      In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in a stock index futures contract. If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple, called the "multiplier."

      During a market decline or when the Adviser or Portfolio Adviser anticipates a decline, the Fund or Portfolio may hedge a portion of its portfolio by selling futures contracts or purchasing puts on such contracts or on a stock index in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when the Adviser or Portfolio Adviser anticipates an advance, each Fund or Portfolio may hedge a portion of its portfolio by purchasing futures, options on these futures or options on stock indices. This affords a hedge against a Fund or Portfolio not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner. Each Fund or Portfolio will sell options on futures and on stock indices only to close out existing positions.

      INTEREST RATE FUTURES CONTRACTS (ALL FUNDS, EXCEPT INTERNATIONAL MULTI-MANAGER STOCK FUND AND KANSAS TAX-EXEMPT BOND FUND). These Funds may, to a limited extent, enter into interest rate futures contracts--i.e., contracts for the future delivery of securities or index-based futures contracts--that are, in the opinion of the Adviser, sufficiently correlated with the Fund's portfolio. These investments will be made primarily in an attempt to protect a Fund against the effects of adverse changes in interest rates (i.e., "hedging"). When interest rates are increasing and portfolio values are falling, the sale of futures contracts can offset a decline in the value of a Fund's current portfolio securities. The Funds will engage in such transactions primarily for bona fide hedging purposes.

      OPTIONS ON INTEREST RATE FUTURES CONTRACTS (ALL FUNDS, EXCEPT INTERNATIONAL MULTI-MANAGER STOCK FUND AND KANSAS TAX-EXEMPT BOND FUND). These Funds may purchase put and call options on interest rate futures contracts, which give a Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise of the option at any time during the option period. Each Fund may also write (sell) put and call options on such futures contracts. For options on interest rate futures that a Fund writes, such Fund will receive a premium in return for granting to the buyer the right to sell to the Fund or to buy from the Fund the underlying futures contract for a specified price at any time during the option period. As with futures contracts, each Fund will purchase or sell options on interest rate futures contracts primarily for bona fide hedging purposes.

      RISKS OF OPTIONS AND FUTURES CONTRACTS(ALL FUNDS). One risk involved in the purchase and sale of futures and options is that a Fund may not be able to effect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to a Fund's income) but, as long as its obligation as a writer continues, such Fund will have retained the risk of loss should the price of the underlying security decline. Investors should note that because of the volatility of the market value of the underlying security, the loss from investing in futures transactions is potentially unlimited. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

      The Funds' successful use of stock index futures contracts, options on such contracts and options on indices depends upon the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Funds' portfolios diverge from the composition of the relevant index. Such imperfect correlation may prevent the Funds from achieving the intended hedge or may expose the Funds to risk of loss. In addition, if the Funds purchase futures to hedge against market advances before they can invest in common stock in an advantageous manner and the market declines, the Funds might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Funds' ability to establish and maintain positions will depend on market liquidity. The successful utilization of options and futures transactions requires skills different from those needed in the selection of the Funds' portfolio securities. The Funds believe that the Adviser possesses the skills necessary for the successful utilization of such transactions.

      The Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of each Fund's liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Funds will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in futures and related options. The Funds will segregate liquid assets to cover the futures and options.

      "WHEN-ISSUED" AND "FORWARD COMMITMENT" TRANSACTIONS (ALL FUNDS). The Funds may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser or Sub-Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund's net asset value.

      REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Money Market Fund and Kansas Tax-Exempt Bond Fund may not each invest more than 10% and the other Non-Money Market Funds may not invest more than 15% of its respective net assets in repurchase agreements maturing in more than seven business days or in securities for which market quotations are not readily available. For more information about repurchase agreements, see "Investment Policies".

      REVERSE REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

      VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND OBLIGATIONS (ALL FUNDS). The Funds may, from time to time, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity of 397 days or less with respect to the Money Market Fund or five to twenty years with respect to the Non-Money Market Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.

      The Funds May Also Buy Variable Rate Master Demand Obligations. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. The Funds have no limitations on the type of issuer from whom the obligations will be purchased. The Funds will invest in variable rate master demand obligations only when such obligations are determined by the Adviser or Portfolio sub-Advisers, as applicable or, pursuant to guidelines established by the Board of Trustees or the AMR Trust Board, as applicable, to be of comparable quality to rated issuers or instruments eligible for investment by the Funds.

      LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). The Funds may lend their portfolio securities in an amount up to 33-1/3% of each Fund's total assets to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or approved bank letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of a particular Fund.

      The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the

Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

      Securities loans will be made in accordance with the following conditions:
(1) the Funds or the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Funds or the Portfolio must be able to terminate the loan after notice, at any time;
(4) the Funds or the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Funds or the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board of Trustees or AMR Trust Board, as applicable, must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board of Trustees or AMR Trust Board, as applicable, to vote proxies.

      GUARANTEED INVESTMENT CONTRACTS AND FUNDING AGREEMENTS (ULTRASHORT BOND
FUND). The Fund may invest in guaranteed investment contracts and funding agreements ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. The Fund will purchase a GIC only when the Adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment.

      In determining the average weighted portfolio maturity of the Fund, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

      ILLIQUID SECURITIES (ALL FUNDS). Each Fund, except for the International Multi-Manager Stock Fund, has adopted a fundamental policy with respect to investments in illiquid securities. The International Multi-Manager Stock Fund has adopted a non-fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Each Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act (other than certain commercial paper issued pursuant to Section 4(2) as discussed below) will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.

      Pursuant to procedures adopted by the Board of Trustees, the Funds may treat certain commercial paper issued pursuant to Section 4(2) as a liquid security and not subject to the Funds' investment restriction on illiquid investments. Section 4(2) commercial paper may be considered liquid only if all of the following conditions are met: (i) the Section 4(2) commercial paper must not be traded flat (i.e. without accrued interest) or be in default as to principal or interest; and (ii) the Section 4(2) commercial paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, by that NRSRO, or if the security is unrated, the security has been determined to be of equivalent quality.

      The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to re-sales of certain securities to qualified institutional buyers. It is the intent of the Funds' to invest, pursuant to procedures established by the Board of Trustees or the AMR Trust Board, as applicable, and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

      Pursuant to guidelines set forth by and under the supervision of the Board of Trustees or the AMR Trust Board, as applicable, the Adviser or the Portfolio sub-Advisers, will monitor the liquidity of restricted securities in a Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser or the Portfolio sub-Advisers, as applicable; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Investment Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of the Fund's average daily net assets. Rule 144A securities and Section 4(2) commercial paper which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 1. Investments in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing Fund illiquidity.

      FOREIGN CURRENCY TRANSACTIONS (INTERNATIONAL MULTI-MANAGER STOCK FUND; INTERMEDIATE BOND FUND; STOCK FUND). Investments by the Portfolio in securities of foreign companies will usually involve the currencies of foreign countries. In addition, the Portfolio may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of the Portfolio, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price at the time of the contract. Forward contracts in the principal foreign currencies are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Portfolio. A forward contract generally has no requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

      The Portfolio may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

      Second, the Portfolio may enter into forward contracts in connection with existing portfolio positions. For example, when a Portfolio sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in such foreign currency.

      The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Portfolio to incur losses on these contracts and transaction costs. The Portfolio Advisers do not intend to enter into forward contracts on a regular or continuous basis.

      There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the inter-bank market. The inter-bank market is foreign currencies in a global around-the-clock market.

      When required by applicable regulatory guidelines, the Portfolio will set aside cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

                             INVESTMENT RESTRICTIONS

      The following restrictions apply to each Fund except the International Multi-Manager Stock Fund. Unless otherwise indicated, only Investment Restriction Nos. 2, 3, 4, 7, 8, 12 and 16 are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds' outstanding voting securities. The non-fundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares.

      Each Fund, except as indicated, may not:

      (1) Invest more than 15% (10% with respect to the Money Market Fund and Kansas Tax-Exempt Bond Fund) of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

      (2) Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% (10% for Kansas Tax-Exempt Bond Fund) of the current value of its net assets for temporary or emergency purposes or to meet redemptions. Each Fund (except Kansas Tax-Exempt Bond Fund) has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist). With respect to the Kansas Tax-Exempt Bond Fund, all borrowings in excess of 5% will be repaid before additional investments are made. The UltraShort Bond Fund has adopted a non-fundamental policy to limit its borrowings for other than temporary or defensive purpose or to meet redemptions to an amount not to exceed an amount equal to 5% of its net assets;

      (3) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

      (4) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or the SAI;

      (5) Invest in companies for the purpose of exercising control or management. This restriction is a fundamental policy of the Kansas Tax-Exempt Bond Fund;

      (6) Invest more than 10% of its net assets in shares of other investment companies, except that the Kansas Tax-Exempt Bond Fund may only purchase money market fund securities and that each Fund may invest all of its assets in another investment company;

      (7) Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions. The Kansas Tax-Exempt Bond Fund's policy with respect to oil, gas and other mineral resource, exploration, development or leases is a non-fundamental policy;

      (8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

      (9) Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short. The Kansas Tax-Exempt Bond Fund may not sell securities short;

      (10) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

      (11) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

      (12) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry (except that this restriction does not apply to the Money Market Fund which will concentrate its investments in obligations issued by the banking industry), provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

      (13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. The Kansas Tax-Exempt Bond Fund may not purchase warrants, straddles, or spreads;

      (14) Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

      (15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation (except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) municipal securities which are rated by at least two NRSRO's or determined by the Adviser to be of comparable quality) provided each Fund may invest all or a portion of its assets in another open end management investment company with substantially the same investment objective, policies and investment restrictions as the Fund; or

      (16) With respect to 75% of its assets, purchase a security if as a result, (1) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (2) the Fund would own more than 10% of the outstanding voting securities of such issues. The Money Market Fund is subject to the above restriction with respect to 100% of its assets. The Kansas Tax-Exempt Bond Fund will not purchase more than 10% of the voting securities of any one issuer.

      The following restrictions apply to the International Multi-Manager Stock Fund. All fundamental investment policies and non-fundamental policies of the Fund and the Portfolio are identical. Therefore, although the following discusses the investment policies of the Portfolio and the AMR Trust Board, it applies equally to the Fund and the Trust's Board of Trustees.

      The following nine restrictions have been adopted by the Portfolio and may be changed with respect to the Portfolio only by the majority vote of the Portfolio's outstanding interests, which as used herein means the lesser of (a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.


      The Portfolio may not:



1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectuses.



2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).



3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal securities law.



4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.



5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.



6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.



7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund's total assets; or



8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.



      The following non-fundamental investment restrictions apply to the Portfolio and may be changed with respect to the Portfolio by a vote of a majority of the AMR Trust Board. The Portfolio may not:



      1. Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or



      2. Purchase securities on margin or effect short sales, except that the Portfolio may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.


      The Portfolio may invest up to 10% of its total assets in the securities of other investment companies to the extent permitted by law. In addition, pursuant to exemptive relief granted by the SEC, the Portfolio may invest up to 25% of its total assets in the aggregate of the Money Market, Municipal Money Market, and U.S. Government Money Market Portfolios of the AMR Trust. The Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.

      As a matter of fundamental policy, notwithstanding any limitation otherwise noted, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

      If a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing assets values will not be considered a violation.

      The Money Market Fund's diversification tests are measured at the time of initial purchases, and are calculated as specified in Rule 2a-7 of the 1940 Act which may allow the Fund to exceed limits specified herein or in the Prospectus for certain securities subject to guarantees or demand features. The Fund will be deemed to satisfy the maturity requirements described herein or in the Prospectus to the extent it satisfies Rule 2a-7 maturity requirements.

      It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds' policies that are the result of the application of law (for example, Rule 2a-7 of the 1940 Act with respect to the Money Market Fund) the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

                         RISKS OF INVESTING IN THE FUNDS

CERTAIN RISK CONSIDERATIONS

      The Money Market Fund attempts to maintain a constant net asset value of $1.00 per share, although there can be no assurance that the Money Market Fund will always be able to do so. The Money Market Fund may not achieve as high a level of current income as other funds that do not limit their investment to the high quality securities in which the Money Market Fund invests.

      The Money Market Fund's policy of concentrating in the banking industry could increase the Fund's exposure to economic or regulatory developments relating to or affecting banks. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.

      The price per share of each of the Non-Money Market Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of a bond Fund's shares will generally fluctuate inversely with the movements in interest rates and a stock Fund's shares will generally fluctuate as a result of numerous factors, including but not limited to investors' expectations about the economy and corporate earnings and interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. Additionally, a Fund's investment in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

      There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict the amount of a Fund's investment in any single issuer.

      RISKS OF TECHNIQUES INVOLVING LEVERAGE. Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only as secondary (i.e., non-principal) investment strategies, when the Adviser or Portfolio sub-Advisers, as applicable, believe that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

      Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

      The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

CERTAIN RISKS OF INVESTING IN THE INTERNATIONAL MULTI-MANAGER STOCK FUND

            The International Multi-Manager Stock Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the International Multi-Manager Stock Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the International Multi-Manager Stock Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

            The International Multi-Manager Stock Fund may withdraw its entire investment from the Portfolio at any time if the Board determines that it is in the best interest of the International Multi-Manager Stock Fund and its shareholders to do so. The International Multi-Manager Stock Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the International Multi-Manager Stock Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the International Multi-Manager Stock Fund and could affect adversely the liquidity of the International Multi-Manager Stock Fund's portfolio. If the International Multi-Manager Stock Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the International Multi-Manager Stock Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the International Multi-Manager Stock Fund's assets in accordance with its investment objective and policies by the Adviser or the investment of all of the International Multi-Manager Stock Fund's investable assets in another pooled investment entity having substantially the same investment objective as the International Multi-Manager Stock Fund. The inability of the International Multi-Manager Stock Fund to find a suitable replacement investment, in the event the Board decided not to permit the Adviser to manage the International Multi-Manager Stock Fund's assets, could have a significant impact on shareholders of the International Multi-Manager Stock Fund.

      Each investor in the Portfolio, including the International Multi-Manager Stock Fund, will be liable for all obligations of the Portfolio, but not any other portfolio of AMR Trust. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, would be limited to circumstances in which the Portfolio was unable to meet its obligations. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

      Investors should be aware that the International Multi-Manager Stock Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which is a separate investment company. Since the Fund will invest only in the Portfolio, the Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.

      In addition to selling its interests to the International Multi-Manager Stock Fund, the Portfolio may sell its interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in the Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in the Portfolio, it would not be required to sell its shares at the same public offering price as the International Multi-Manager Stock Fund and would be allowed to charge different sales commissions. Therefore, investors in the International Multi-Manager Stock Fund may experience different returns from investors in another investment company that invests exclusively in the Portfolio. Shareholders may obtain further information concerning other funds that invest in the Portfolio by contacting their sales representative or by calling (800) 967-9009.

RISK OF INVESTING IN KANSAS MUNICIPAL OBLIGATIONS

      Because the Kansas Tax-Exempt Bond Fund will concentrate its investment in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

      The following information is a brief summary of particular Kansas state factors effecting the Kansas Tax-Exempt Bond Fund and does not purport to be a complete description of such factors. The financial condition of the state, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, the state faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect the financial situation of the state or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issues may be unrelated to the creditworthiness of a state, and there is no obligation on the part of the state to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by a state. The information contained below is based primarily upon information derived from state official statements, Certified Annual Financial Reports, state and industry trade publications, newspaper articles, other public documents relating to securities offerings of issuers of such states, and other historically reliable sources. It has not been independently verified by the Fund. The Fund makes no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of the Fund may fluctuate due to factors such as change in interest rates, matters affecting a particular state, or for other reasons.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. The American Independence Funds cannot predict what legislation, if any, may be proposed or enacted in the future regarding the federal tax status of interest on such obligations or what legislation may be proposed in the Kansas Legislature relating to the status of the Kansas income tax on interest on Kansas obligations. Such proposals, whether pending or enacted, might materially and adversely affect the availability of municipal or Kansas obligations for investment by the Fund and the liquidity and value of its portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

The discussion below of Kansas' economic conditions and budget recommendations are based on Kansas' estimates and projections of revenue and expenditures and must not be construed as statements of fact. These estimates and projections are based upon various assumptions and there can be no assurances that these estimates will be achieved.

ECONOMIC CONDITIONS. Overall, the Kansas economy is expected to experience continued growth during calendar year 2004. Gross State Product is forecasted to increase by 4.8 percent in 2004 and 2005. Personal income in Kansas is forecasted to increase by 4.5 percent in 2004 compared to 3.0 percent in 2003. Labor market statistics indicate that unemployment in Kansas is up, but experts believe that the outlook is not bleak. The statewide unemployment rate for fiscal year 2003 was 5.0 percent. The latest statistics indicate that Kansas unemployment is still below the national rate of 6.0 percent (September 2003) and that a large part of the state is well below 5.0 percent unemployment. However, the main metropolitan areas are forcing the rate upward. The overall Kansas unemployment rate for fiscal year 2004 is expected to be 5.0 percent, then decrease to 4.0 percent in fiscal year 2005.

      In spite of ongoing cuts in manufacturing employment, the Kansas economy maintained positive job growth in 2003. Although employment growth was experienced during 2003, the state's economic recovery is proceeding at a slower rate than the nation as a whole.

      Although it has been two years since the September 11th terrorist attack, the effects are still being felt in the aircraft manufacturing sector, which has been affected severely since that time. Over 20.0 percent of the manufacturing jobs in Kansas are related to aircraft production. Despite the decreases in aircraft manufacturing, overall employment in the state has continued to grow. This increase is contrary to the result in many states that have been affected less severely by the events of September 11.

      In 2003 employment growth was experienced in farm employment (18.5 percent), natural resources (6.3 percent), finance (2.5 percent), construction (2.2 percent), education and health services (1.7 percent), trade, transportation and utilities (1.3 percent) and government (0.6 percent). The growth in construction employment has been fed largely by ongoing state highway projects, numerous school bond projects across the state, and residential construction that has been fueled by the historically low interest rates.

      Service sector employment growth in 2003 was sustained by the ongoing demand for educational and health professionals. Despite that strong demand, employment declines were experienced during 2003 in manufacturing (-2.9 percent), information (-2.2 percent), professional and technical services (-1.1 percent), and leisure and hospitality (-0.7 percent). Rocked by the MCI/WorldCom accounting scandal last year and an overcapacity in the market, telecommunications companies continued to cut their workforces in 2003. Southwestern Bell Corp. (SBC) and Sprint have both reduced their workforces since last year.

      Although Kansas is expected to experience job growth in the coming years, the level of growth will continue to be lower than experienced during the robust growth in the late 1990's. Overall growth in the manufacturing sector will depend on the fortunes of the state's aircraft manufacturers.

      The Governor has signed a law providing for the issuance of $500.0 million in bond financing that Boeing may use to begin to design and build major components of the 7E7. In November 2003 Boeing confirmed that its Wichita plant will build that aircraft's flight deck and forward section.

      Based on the place of residence data, the Kansas civilian labor force grew at a 2.5 percent rate in 2003 compared to 2.2 percent in 2002 and significantly higher than 1.7 percent and 1.8 percent declines experienced in 2000 and 2001, respectively.

BUDGETARY PROCESS. The Governor is statutorily mandated to present spending recommendations to the Legislature. "The Governor's Budget Report" reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The Legislature uses "The Governor's Budget Report" as a guide as it appropriates the money necessary for state agencies to operate.

Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

      The state "fiscal year" runs from July 1 to the following June 30 and is numbered for the calendar year in which it ends. The "current fiscal year" is the one which ends the coming June. The "actual fiscal year" is the year which concluded the previous June. The "budget year" refers to the next fiscal year, which begins the July following the Legislature's adjournment.

      By law, "The Governor's Budget Report" must reflect actual year spending, the Governor's revised spending recommendations for the current fiscal year, state agency spending requests for the budget year, and the Governor's spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.

      In 1990, the Kansas legislature approved House Bill 2867 which established ending balances as a mechanism to hold state expenditure growth to the level of revenue growth. House Bill 2867 requires that in each fiscal year certain funds be transferred from the State General fund to the newly created cash operating reserve fund. The reserve fund is designed to be available in the event that revenues in the General Fund are insufficient to meet budgeted expenditures. House Bill 2867 also provides that state General Fund balances in addition to the cash operating reserve fund must be one percent of expenditures in fiscal year 1993, two percent of expenditures in fiscal year 1994 and 2.5 percent in 1995 and each fiscal year thereafter.

      During the 2003 Legislative Session the statutes were amended for only fiscal year 2004 to suspend the State General Fund ending balance requirement for that year. For 2005, the Governor submitted two budgets. One conforms to the statutory requirement for a 7.5 percent ending balance. The other budget, the one reflecting the Governor's priorities does not target a specific reserve percentage. Rather, the goal is to ensure that available funds cover the level of expenditures recommended.

BUDGET RECOMMENDATIONS OVERVIEW. The Governor's revised budget recommendations for fiscal year 2003 and new recommendations for fiscal year 2004 outline a finance plan for Kansas that prioritizes education. The recommendations provide enhancements for economic development, higher education, and social services. All of these recommendations are funded from existing resources.

            The current year budget recommendations are slightly less than the budget plan developed by the Governor and the 2003 Legislature. For fiscal year 2004, the Governor recommends a revised total budget of $10.2 billion, with $4.54 billion from the State General Fund. The revised budget is lower than the original budget principally because of the one-time effects of the property tax accelerator and the federal fiscal relief package. In fiscal year 2004 only, the property tax accelerator allows for an expenditure reduction of $163.1 million and the federal fiscal relief package allows for a State General Fund reduction of $62.2 million. The fiscal year 2004 recommendations fully incorporate the expenditures required to cover the most current consensus estimates for SRS and Aging caseloads and for school enrollments.

DEBT POLICIES & PRACTICES. Kansas incurs debt, primarily through the issuance of revenue bonds, only to finance capital improvements, equipment, and certain grant programs, never for operating expenses. The constitution does allow for the issuance of general obligation bonds subject to certain restrictions. However, the state has not exercised this authority for many years.

      The State of Kansas uses debt instruments to finance a portion of its capital expenditures. The Kansas Development Finance Authority ("KDFA") issues revenue bonds for most capital projects of state agencies, with the exception of the Kansas Department of Transportation, which issues debt to finance highway and other transportation projects. The Pooled Money Investment Board has issued loans for capital improvements in the past, but the debt for some of these is still outstanding. In addition, the Department of Administration administers a master lease purchase, third party financing program that can be used to acquire most types of capital equipment.

      KDFA, an independent instrumentality of the state, was created in 1987 and charged by the Legislature with providing access to the capital markets to state agencies and other organizations. KDFA accomplishes this purpose in part by issuing debt to fund capital improvements and certain public purpose programs. KDFA has issued debt for local governmental projects, acquisition and renovation of state office space, construction and renovation of state university facilities, prison construction and expansion, energy conservation improvements, and the IMPACT business development program that is administered by the Kansas Department of Commerce and Housing.

      Provisions in the Kansas Constitution allow for the issuance of general obligation bonds subject to certain restrictions. No bonds have been issued under these provisions for decades. No other provisions in the constitution or state law limit the amount of debt that can be issued for Kansas agencies. Although the amount of debt for financing capital improvement projects has increased in the past several years, it still constitutes a small part of the overall state budget. The Statistical Abstract of the United States for 2001 showed Kansas with the lowest per capital debt among the 50 states. For this reason, the state has not needed financial control mechanisms, such as debt ceilings.

      Although the state has no general obligation debt, and thus no general obligation debt rating, many recent bond issues have been rated. The underlying ratings for KDFA's most recently issued revenue bonds were Aa1 and AA+ by Moodys and Standard & Poor's, respectively. The ratings for the most recently issued, fixed rate bonds issued by the KDOT were Aa2, AA+, and AA by Moodys, Standard & Poor's, and Fitch, respectively.

      Standard and Poor's recently affirmed an issuer credit rating of AA+, first assigned to the state in 1997. Standard & Poor's credit rating reflects its analysis of the state's creditworthiness. This rating takes into account the absence of general obligation debt, the fact that Kansas has a low total debt obligation in relation to the total state budget, an expanding and diversified economy which has demonstrated strong performance, declining unemployment compared to national trends, conservative fiscal management, sound financial operations, and ample statutorily mandated cash reserves.

      Obligations of issuers of Kansas municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Kansas legislatures or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation, litigation involving the taxation of municipal obligations or the rights of municipal obligation holders, or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Kansas municipal obligations may be materially affected.

OTHER FINANCIAL POLICIES. The State of Kansas observes the following financial policies to manage fiscal affairs responsibly.

OPERATING POLICIES. The state, through performance budgeting principles, allocates available public resources in keeping with the goals and objectives of state agencies as embodied in their strategic plans. The state emphasizes preservation of existing capital facilities over the construction of new ones. A major portion of the Educational Building Fund for universities, Correctional Institutions Building Fund for prisons, and State Institutions Building Fund for hospitals is dedicated to rehabilitation and repair.

REVENUE POLICIES. The state maximized the use of fees, federal funds, and other special revenues to preserve the fiscal integrity of the State General fund and ensure budgetary flexibility. The state uses consensus revenue estimates developed by executive and legislative professional staff as well as university economist consultants as the basis for budgetary decision making. The state collects taxes, penalties and interest, and other revenues. Internally, state collection units make multiple efforts to collect amounts due the state by using various administrative procedures and liens against property. Persistent delinquencies are pursued by a private collection agency and, when necessary, through legal proceedings.

CASH MANAGEMENT POLICIES. On a daily basis, the state monitors receipts into, and expenditures out of, the state treasury. Ensuring the state has adequate resources at the time obligations occur is the primary goal. Managing the timing of expenditures is the first tool used to meet this goal, with certificates of indebtedness utilized as a secondary tool. The state invests idle funds to match the anticipated cash-flow needs by using government securities and collateralized bank deposits to provide safety, liquidity, and yield in that order.

ACCOUNTING, AUDITING, & REPORTING POLICIES. The state prepares financial statements on a modified cash basis, and an independent certified public accounting firm conducts a financial and compliance audit of those statements. As a part of that statewide audit, compliance and control audits of individual agencies are performed at least once every three years. For budgetary purposes, the state avoids double counting expenditures by treating non-expense items and a number of "off budget" as non-reportable.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

      The Board of Trustees governs the Trust. The Trustees are responsible for generally overseeing the conduct of the Trust's business. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds' performance. The Trust is composed of eleven portfolios.

      The table below shows the value of each Trustee's holdings in the Trust and all of the Funds as of December 31, 2003.

                         DOLLAR RANGE OF SECURITIES IN:

                                                                                                   AGGREGATE
                                                                                                     DOLLAR
                                                                                KANSAS              RANGE OF
                                     INTERNATIONAL                               TAX-              SECURITIES
                                        MULTI-       ULTRASHORT                 EXEMPT    MONEY      IN THE
        INTERESTED            STOCK     MANAGER         BOND     INTERMEDIATE    BOND    MARKET       FUND
         TRUSTEES*            FUND    STOCK FUND        FUND      BOND FUND      FUND     FUND      COMPLEX
-------------------------------------------------------------------------------------------------------------
Phillip J. Owings               0          0             0            0           0         0          0
Ronald L. Baldwin               0          0             0            0           0         0          0
NON-INTERESTED TRUSTEES**
Terry L. Carter                 0          0             0            0           0         0          0
Thomas F. Kice                  0          0             0            0           0         0          0
George Mileusnic                0          0             0            0           0         0          0
John J. Pileggi                 0          0             0            0           0         0          0
Peter Ochs                      0          0             0            0           0         0          0

* Trustees who are or may be deemed "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, INTRUST Bank or INTRUST Financial Services, Inc. Messrs. Owings and Baldwin are deemed "interested persons" by virtue of their positions as officers of the Trust, or officers of INTRUST Bank N.A. or officers of INTRUST Financial Services, Inc. Ronald L. Baldwin is a Director and Vice Chairman of INTRUST Financial Services, Inc. Phillip J. Owings is formerly a Director and Executive Vice President of INTRUST Bank. In addition, Mr. Owings is employed by Sungard Wealth Management Services which provides certain services related to the back office operations of certain affiliates of INTRUST Bank.

** Trustees who are not "interested persons" of the Trust as defined under the 1940 Act.

      The age, address and principal occupations for the past five years of each Trustee and executive officer of the Trust are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219.


                                  POSITION, TERM OF
                                OFFICE AND LENGTH OF
NAME, DATE OF BIRTH (AGE) AND   TIME SERVED WITH THE                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
           ADDRESS                     TRUST                                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
           -------                     -----                                 -----------------------------------
INTERESTED TRUSTEES

                                      Term
                                Lifetime of Trust
                                  until removal,
                                 resignation or
                                   retirement*

Phillip J. Owings (Age: 58)     Trustee since           Consultant. Formerly, President and Division Manager Sungard Wealth
14320 Shannon Circle            8/29/00                 Management Services, LLC, (2001 - 2003); formerly, Executive Vice
Wichita KS 67230                                        President of INTRUST Bank, (1996-2001).

Ronald L. Baldwin (Age: 49)     Trustee since           Director INTRUST Financial Services, Inc.; President and Chief Operating
105 North Main Street           8/29/00                 Officer of INTRUST Bank N.A.
Wichita, Kansas 67202

NON-INTERESTED TRUSTEES

                                      Term
                                Lifetime of Trust
                                  until removal,
                                 resignation or
                                   retirement*

Terry L. Carter (55)            Trustee since           Senior Vice President of QuickTrip Corporation
1235 East 26th Street           11/25/96
Tulsa Oklahoma 74114

Thomas F. Kice (54)             Trustee since           President of Kice Industries, Inc.
1150 Woodridge Dr.              11/25/96
Wichita Kansas 67206

George Mileusnic (49)           Trustee since           Chief Financial Officer of Caribou Coffee (2001-present). Chief
9422 Cross Creek                11/25/96                Financial Officer of Dean & Deluca (2000-2001). Executive Vice
Wichita, Kansas 67206                                   President of The Coleman Company (9/89-9/98).

John J. Pileggi (Age: 49)       Trustee since           Consultant. Formerly, Chairman of the Board of Trustees. President and
300 West 14th Street, Apt. 503  11/25/96                Chief Executive Officer, Mercantile Capital Advisors Inc.
New York, NY 10014                                      (2002-2004) Formerly, President and Chief Executive Officer,
                                                        PLUSFunds.com (2000-2002). Formerly, President and CEO of ING Mutual
                                                        Fund Management Co. LLC (1998-2000). Formerly, Director of Furman Selz
                                                        LLC(1994- 1998).

Peter Ochs (Age: 50)            Trustee since           Manager of Ochs & Associates, Inc.
319 South Oak Street            9/24/01
Wichita, Kansas 67213

EXECUTIVE OFFICERS

                                      Term
                                Lifetime of Trust
                                  until removal,
                                 resignation or
                                   retirement*

David Bunstine (Age 41)         President since         Vice President, BISYS Fund Services Ohio, Inc. since 1994; Client
                                8/20/04                 Services Manager, BISYS Fund Services Ohio, Inc. (1996 - 1998).

Trent Statczar (Age: 32)        Treasurer since         Director of Financial Services of BISYS Fund Services (2000 - pres.).
                                4/29/02                 Employed by BISYS (1993 - pres.).

Curtis Barnes (Age: 50)         Secretary since         Vice President, BISYS Fund Services, Inc., 1995-present.
                                12/6/02

Alicia Guagliardo               Chief Compliance        Chief Compliance Officer, INTRUST Financial Services; employee of
                                Officer since           INTRUST since June 1999
                                8/20/04

Thomas S. Gangel (Age: 48)      Vice President since    President, INTRUST Financial Services, Inc.
                                8/22/02


      The following table sets forth any ownership by a non-interested Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust.

                         NAME OF
                       OWNERS AND
                      RELATIONSHIP                                                 VALUE OF          PERCENT OF
      NAME             TO TRUSTEE           COMPANY         TITLE OF CLASS        SECURITIES            CLASS
      ----             ----------           -------         --------------        ----------            -----
Terry L. Carter           N/A                 N/A                None                N/A                 N/A

 Thomas F. Kice           N/A                 N/A                None                N/A                 N/A

George Mileusnic          N/A                 N/A                None                N/A                 N/A
 John J. Pileggi          N/A                 N/A                None                N/A                 N/A
   Peter Ochs             N/A                 N/A                None                N/A                 N/A

      The Trust has an Audit Committee, consisting of Messrs. Carter, Kice, Mileusnic, Pileggi and Ochs. The members of the committee are not "interested persons" of the Trust as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Manager or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with INTRUST on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met 2 times during the fiscal year ended October 31, 2003.

      The Trust also has a Nominating Committee that is comprised of the non-interested Trustees. The Nominating Committee's primary responsibility is to nominate Trustee candidates when there is a vacancy on the Board. The Nominating Committee did not meet during the fiscal year ended October 31, 2003.

         Trustees of the Trust not affiliated with INTRUST or the Distributor receive from the Trust an annual retainer of $1,000 and a fee of $1,000 for each Board of Trustees meeting and $1,000 for each Board committee meeting of the Trust attended; however Mr. Owings receives such fees for his attendance at board meetings. All Trustees are reimbursed for all out-of-pocket expenses, such as travel expenses, relating to attendance at such meetings. Trustees who are affiliated with INTRUST (Messrs. Baldwin, Pitts and Jordan) do not receive compensation from the Trust. The following table shows the compensation received by the Trustees for the fiscal year ended October 31, 2003.

                     AGGREGATE      PENSION OR RETIREMENT      ESTIMATED ANNUAL   TOTAL COMPENSATION
                    COMPENSATION   BENEFITS ACCRUED AS PART      BENEFITS UPON       FROM THE FUND
 NAME OF TRUSTEE     THE TRUST      OF THE TRUST'S EXPENSES       RETIREMENT            COMPLEX
-----------------   ------------   ------------------------    ----------------   ------------------
                                      INTERESTED TRUSTEES
Phillip J. Owings      $4,373                 N/A                     N/A               $4,373
Rodney D. Pitts+       $    0                 N/A                     N/A               $    0
Troy Jordan+           $    0                 N/A                     N/A               $    0
Ronald L. Baldwin      $    0                                         N/A               $    0
                                        NON-INTERESTED
                                           TRUSTEES
Terry L. Carter        $6,123                 N/A                     N/A               $6,123
Thomas F. Kice         $6,123                 N/A                     N/A               $6,123
George Mileusnic       $6,123                 N/A                     N/A               $6,123
Peter L. Ochs          $6,123                 N/A                     N/A               $6,123
John J. Pileggi        $5,683                 N/A                     N/A               $5,683

+           Messrs. Pitts and Jordan resigned effective February 27, 2004.

RENEWAL OF THE INVESTMENT ADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

            At a meeting held August 22, 2003, the Board of Trustees, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreements defined below, approved the continuation of the Master Investment Advisory Contract, the Investment Advisory Contract Supplements between the Trust and INTRUST Bank, the Assumption Agreement between INTRUST Bank and INTRUST (collectively, the "Agreements"). As part of its review of the Agreements, the Board considered the scope and quality of the services provided by INTRUST, including INTRUST's assessment of the Funds' performance and economic viability of the master-feeder arrangement with respect to the International Multi-Manager Fund. The Board also reviewed financial data on INTRUST and focused on INTRUST's long-standing relationship with the Trust. The Board of Trustees, including all of the Independent Trustees, concluded that the fees payable under the Agreements are fair and reasonable with respect to the services that INTRUST provides which include the selection and monitoring of the Sub-Advisers of the Funds, and INTRUST's evaluation of each Fund's investment performance relative to other comparable funds and relevant indexes; (2) the analysis of the costs and any net profits to INTRUST of performing services for the Funds in the past year, including the fact that INTRUST waived a portion of its fee for the previous year and will continue to waive a portion of its fee for the current year in order to maintain the Funds' expense ratios and (3) the comparison of data by Lipper Analytical Services showing the advisory fees and other expenses of each Fund and those of other comparable funds, with and without the effects of any voluntary limits on Fund expenses and fees.

TRUSTEES AND OFFICERS OF AMR INVESTMENT SERVICES TRUST ("AMR TRUST")

      The Board provides broad supervision over the AMR Trust's affairs. The Manager is responsible for the management of AMR Trust assets, and the AMR Trust's officers are responsible for the AMR Trust's operations. The Trustees and officers of the AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-five funds in the fund complex that includes the AMR Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds.


                                 POSITION, TERM OF
                               OFFICE AND LENGTH OF
                               TIME SERVED WITH THE
NAME, AGE AND ADDRESS                AMR TRUST             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------                ---------             ---------------------------------------------------------------------
INTERESTED TRUSTEES

                                       Term
                              Lifetime of Trust until
                              removal, resignation or
                                    retirement*

William F. Quinn** (56)        Trustee and President    President, AMR Investment Services, Inc. (1986-Present); Chairman
                                    since 1995          (1989-2003) and Director (2003-Present), American Airlines Federal
                                                        Credit Union; Director, Crescent Real Estate Equities, Inc.
                                                        (1994-Present); Director, Pritchard, Hubble & Herr, LLC (investment adviser) (2001-Present); Director of Investment Committee, Southern
                                                        Methodist University Endowment Fund (1996-Present); Member of Advisory
                                                        Board, Southern Methodist University Cox School of Business (1999-2002);
                                                        Member of Pension Manager Committee, New York Stock Exchange (1997-1998,
                                                        2000-2002); Chairman of the Defined Benefit Sub-Committee, Committee for
                                                        the Investment of Employee Benefits (1982-Present); Trustee, American
                                                        AAdvantage Funds (1987-Present); Trustee, American AAdvantage Mileage
                                                        Funds (1995-Present); Trustee, American AAdvantage Select Funds
                                                        (1999-Present).

Alan D. Feld** (67)             Trustee since 1996      Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                        (1960-Present); Director, Clear Channel Communications (1984-Present);
                                                        Trustee, CenterPoint Properties (1994-Present); Trustee, American
                                                        AAdvantage Funds and American AAdvantage Mileage Funds (1996-Present);
                                                        Trustee, American AAdvantage Select Funds (1999-Present).

NON-INTERESTED TRUSTEES

                                       Term
                              Lifetime of Trust until
                              removal, resignation or
                                    retirement*

Stephen D. O'Sullivan (68)      Trustee since 1995      Consultant (1994-Present); Trustee, American AAdvantage Funds
                                                        (1987-Present); Trustee, American AAdvantage Mileage Funds
                                                        (1995-Present); Trustee, American AAdvantage Select Funds (1999-Present).

R. Gerald Turner (58)           Trustee since 2001      President, Southern Methodist University (1995-Present); Director,
225 Perkins Admin. Bldg.                                ChemFirst (1986-2002); Director, J.C. Penney Company, Inc.
Southern Methodist Univ.                                (1996-Present); Director, California Federal Preferred Capital Corp.
Dallas, Texas 75275                                     (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing)
                                                        (2003-Present); Director, First Broadcasting Investment Partners, LLC
                                                        (2003-Present); Member, United Way of Dallas Board of Directors; Member,
                                                        Salvation Army of Dallas Board of Directors; Member, Methodist Hospital
                                                        Advisory Board; Member, Knight Commission on Intercollegiate Athletics;
                                                        Trustee, American AAdvantage Funds, American AAdvantage Mileage Funds
                                                        and American AAdvantage Select Funds (2001-Present).

Kneeland Youngblood (48)        Trustee since 1996      Managing Partner, Pharos Capital Group, LLC (a private equity firm)
100 Crescent Court                                      (1998-Present); Trustee, The Hockaday School (1997-Present); Director,
Suite 1740                                              Starwood Hotels and Resorts (2001-Present); Member, Council on Foreign
Dallas, Texas  75201                                    Relations (1995-Present); Director, Just For the Kids  (1995-2001);
                                                        Director, L&B Realty Advisors (1998-2000); Trustee, Teachers Retirement
                                                        System of Texas (1993-1999); Director, Starwood Financial Trust
                                                        (1998-2001); Trustee, St. Mark's School of Texas (2002-Present);
                                                        Trustee, American AAdvantage Funds and American AAdvantage Mileage Funds
                                                        (1996-Present); Trustee, American AAdvantage Select Funds (1999-Present).

W. Humphrey Bogart (60)         Trustee since 2004      Consultant, New River Canada Ltd. (mutual fund servicing company)
                                                        (1998-2003); Board Member, Baylor University Medical Center Foundation
                                                        (1992-Present).

Brenda A. Cline (43)            Trustee since 2004      Vice President, Chief Financial Officer, Treasurer and Secretary,
301 Commerce Street                                     Kimbell Art Foundation (1993-Present); Trustee, Texas Christian
Suite 2240                                              University (1999-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a
Fort Worth, Texas 76102                                 Cook Children's Health Foundation) (2001-Present).

Richard A. Massman (61)         Trustee since 2004      Senior Vice President and General Counsel, Hunt Consolidated, Inc.
                                                        (holding company engaged in energy, real estate, farming, ranching and venture capital activities) (1994-Present).

                                 POSITION, TERM OF
                               OFFICE AND LENGTH OF
                               TIME SERVED WITH THE
NAME, AGE AND ADDRESS                AMR TRUST            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------                ---------            ---------------------------------------------------------------------
OFFICERS

                                       Term
                                     One Year

Nancy A. Eckl (41)                 VP since 1995        Vice President, Trust Investments, AMR Investment Services, Inc.
                                                        (1990-Present).

Michael W. Fields (50)             VP since 1995        Vice President, Fixed Income Investments, AMR Investment Services, Inc.
                                                        (1988-Present).

Barry Y. Greenberg (40)          VP since 1995 and      Vice President, Legal and Compliance, AMR Investment Services, Inc.
                               Secretary since 2004     (1995-Present).

Rebecca L. Harris (37)         Treasurer since 1995     Vice President, Finance, AMR Investment Services, Inc. (1995-Present).

John B. Roberson (45)              VP since 1995        Vice President, Director of Sales, AMR Investment Services, Inc.
                                                        (1991-Present).

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the AMR Trust, as defined by the 1940 Act. Mr. Quinn is President of AMR. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") has provided legal services within the past two years to one or more of the AMR Trust's sub-advisers.


      The AMR Trust has an Audit Committee, consisting of Ms. Cline and Messrs. Bogart, Feld, Massman, O'Sullivan, Turner, and Youngblood. Except for Mr. Feld, the members of the committee are not "interested persons" of the AMR Trust, as defined by the 1940 Act. As set forth in its charter, the primary duties of the AMR Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the AMR Trust's independent auditors as necessary, 3) to consider the effect upon each portfolio of the AMR Trust any changes in accounting principles or practices proposed by AMR or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in portfolio operations, 6) to review the findings of SEC examinations and consult with AMR on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met three times during the fiscal years ended October 31 and December 31, 2003.


      The AMR Trust also has a Nominating Committee that is comprised of the non-interested Trustees and Mr. Feld. As set forth in its charter, the Nominating Committee's primary duties are to 1) evaluate the qualifications of potential Interested and Non-Interested Trustees, 2) establish policies and procedures for the review of shareholder-recommended nominees, 3) make recommendations to the full Board for membership on Board committees, and
4) review the Board's committee structure and duties. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the AMR Trust. The Nominating Committee did not meet during the fiscal years ended October 31 and December 31, 2003.

      During the two most recently completed calendar years, Akin, Gump provided legal services to American Airlines, Inc., an affiliate of AMR. Mr. Feld has advised the AMR Trust that, during this period, he had no material involvement in the services provided by Akin, Gump to American Airlines, Inc., that he received no material benefit in connection with these services, and that Akin, Gump did not provide legal services to AMR or AMR Corporation during this period.


            Prior to June 14, 2004, Mr. Massman was a trustee of the Fidelity Pension Trust, a qualified employee benefit trust established by Hunt Consolidated, Inc. Causeway Capital Management LLC ("Causeway") performs advisory services for the Fidelity Pension Trust. Causeway is a sub-adviser to the Portfolio. In addition, some of the separate accounts managed, on a discretionary basis, by investment managers for the benefit of the Fidelity Pension Trust, as well as other private trusts for which Mr. Massman, prior to June 14, 2004, served as trustee, may have held shares of stock in entities affiliated with certain sub-advisers of the AMR Trust.



      As compensation for their service to the AMR Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds (collectively, the "Trusts"), Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses receive free air travel from American Airlines, Inc., an affiliate of AMR. The Trusts pay American Airlines the flight service charges incurred for these travel arrangements. The Trusts compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American Airlines, Inc., already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000, plus $1,250 for each Board meeting attended. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended October 31, 2003. .. Ms. Cline and Messrs. Bogart and Massman were not elected as Trustees until August 2004. The compensation amounts below include the flight service charges paid by the Trusts to American Airlines.

                                      Aggregate             Pension or Retirement                Total
                                    Compensation           Benefits Accrued as Part          Compensation
                                    From the AMR             of the AMR Trust's             From the Trusts
Name of Trustee                         Trust                      Expenses                   (25 funds)
---------------                         -----                      --------                   ----------
                                             INTERESTED TRUSTEES
William F. Quinn                       $     0                        $0                        $     0
Alan D. Feld                           $21,964                        $0                        $44,211

                                          NON-INTERESTED TRUSTEES
Ben Fortson*                           $ 3,805                        $0                        $ 7,659
Dee J. Kelly, Jr.**                    $ 9,778                        $0                        $19,682
Stephen D. O' Sullivan                 $22,356                        $0                        $45,000
R. Gerald Turner                       $ 8,093                        $0                        $16,291
Kneeland Youngblood                    $17,987                        $0                        $36,207


* Mr. Fortson retired from the Trust effective February 28, 2002. He now serves as Trustee Emeritus.

** Mr. Kelly resigned from the Trusts effective February 21, 2003.

            The Boards have adopted an Emeritus Trustee and Retirement Plan. The Plan provides that a Trustee who has reached the age of 70 is eligible to elect Trustee Emeritus status. Alternately, a Trustee who has served on the Board of one or more Trusts for at least 5 years may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status. A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the funds of the Trusts.

            During the term that the Trustee Emeritus serves, each Trustee Emeritus and his or her spouse will receive American Airlines annual flight benefits plus reimbursement to the Trustee Emeritus of any tax liability relating to such flights during the term that such person serves as a Trustee Emeritus. Such flight benefits, including the taxes that are payable with respect to such benefits, shall not exceed a maximum annual value to the Trustee Emeritus of $40,000.

INVESTMENT ADVISER

      INTRUST Financial Services, Inc. (the "Adviser") and its parent, INTRUST Bank, N.A. ("INTRUST"), have provided investment advisory services to the Funds since inception of the Funds pursuant to an Advisory Contract dated November 25, 1996 with the Trust (the "Advisory Contract"). Subject to such policies as the Trust's Board of Trustees may determine, the Adviser continuously reviews, supervises and administers the Fund's investment programs. The Advisory Contract provides that, as compensation for services thereunder, the Adviser is entitled to receive from each Fund it manages a monthly fee at an annual rate based upon average daily net assets of the Fund as set forth in the table of Fund Expenses in the Prospectus.

      Prior to March 1, 2000, INTRUST served as investment adviser to the Funds. To accommodate pending changes to the regulatory requirements applicable to banks which serve as investment advisers to registered investment companies contained in the Investment Advisers Act of 1940 as amended, the responsibilities of INTRUST as adviser to the Funds were assumed on March 1, 2000 by INTRUST Brokerage, Inc. (then named INTRUST Financial Services, Inc.), a wholly owned subsidiary of INTRUST Bank, N.A. In connection with a restructuring of INTRUST and its subsidiaries, the Funds' Board of Trustees approved on August 21, 2001 a new Assumption Agreement between INTRUST and INTRUST Financial Services, Inc., a newly formed, wholly owned subsidiary of INTRUST. Under the terms of the new Assumption Agreement INTRUST Financial Services assumed all responsibilities of INTRUST pursuant to a Master Advisory Contract with each Fund and a Sub-Advisory Contract with AMR Investment Services with respect to the Stock Fund and Money Market Fund.

      In addition, the Board approved on behalf of each of the UltraShort Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund an Assumption Agreement dated August 21, 2001 which assumes all responsibilities of the former INTRUST Financial Services, Inc. pursuant to such Funds' Sub-advisory Contracts with Galliard Capital Management without change to any terms of the Sub-advisory Contracts.

      No change to the Funds, including their advisory and other fees and the key personnel and portfolio managers, occurred as a result of the new Assumption Agreement.


      The Adviser is a wholly-owned subsidiary of INTRUST which in turn is a majority-owned subsidiary of INTRUST Financial Corporation, a bank holding company. INTRUST is a national banking association which provides a full range of banking and trust services to clients. As of December 31, 2003, total assets under management were approximately $2.5 billion. The principal place of business address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201.


      The Advisory Contract will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, on 60 days' written notice by either party to the Advisory Contract and will terminate automatically if assigned. The Advisory Contract's continuance was most recently approved by the Board of Trustees on August 22, 2003.

SUBADVISERS

            Each of the Sub-advisers has entered into a Sub-Advisory Contract dated November 25, 1996, (except in the case of the Stock Fund, dated November 15, 2000, and the Kansas Tax-Exempt Bond Fund, dated October 27, 2000) with the Adviser. The Sub-Advisory Contracts will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contracts may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, or the Sub-Adviser, on 60 days' written notice by either party to the Contract and will terminate automatically if assigned.

ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND AND KANSAS TAX-EXEMPT BOND FUND

      Galliard Capital Management, Inc. ("Galliard") serves as sub-adviser to the UltraShort Bond Fund, the Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund. Galliard, a wholly-owned subsidiary of Wells Fargo Bank Minnesota N.A., was formed July 1, 1995 to specialize in the management of institutional fixed income portfolios. As of December 31, 2003, Galliard managed approximately $15 billion in assets. For the sub-advisory services it provides to the UltraShort Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund, Galliard receives from the Adviser and not the Funds, monthly fees based upon daily net assets at the annual rate of 0.06%, 0.06% and 0.06%, respectively.

MONEY MARKET FUND

      AMR Investment Services, Inc. ("AMR") serves as sub-adviser to the Money Market Fund. AMR, located at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. AMR was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. American Airlines, Inc. is not responsible for investments made by AMR. For the sub-advisory services it provides to the Money Market Fund, AMR receives from the Adviser and not the Funds monthly fees based upon average daily net assets at the annual rate of 0.20%.

      The Money Market Fund is substantially identical to other pooled accounts, including investment companies advised by AMR ("AMR pooled accounts"). Set forth below are certain performance data for all AMR pooled accounts with substantially similar investment objectives, policies and strategies to the Money Market Fund. AMR's Stable Value Composite consists of the following portfolios.

         American AAdvantage Money Market Fund (from September 1987 to present)

         American Performance Cash Management Fund (from October 1990 to April
         1999)

         FUNDS IV Cash Reserve Fund (from September 1994 through September 1996)

         American AAdvantage Money Market Mileage Fund (from November 1995 to present)

         AMR Investment Services Strategic Cash Business Trust (from July 1996 to December 1999)

         American Independence Money Market Fund (from February 1997 to present)

         American AAdvantage Money Market Select Fund (from January 2000 to present)

         Lone Star Liquidity Corporate Fund (from March 2000 to present)

         Lone Star Liquidity Fund (from January 2001 to present)

         Louisiana Asset Management Pool (from October 2001 to present)

         Big Sky Investment Pool (from June 2002 to January 2004)

      The dates of the performance of the AMR pooled accounts represent the period from commencement of operations of the applicable account until either the pooled account ceased operations or was no longer being managed by AMR. Expenses of the portfolios in the Stable Value Composite range from approximately 0.11% for the AMR Investment Services Strategic Cash Business Trust to approximately 0.85% for the American Performance Cash Management Fund. The Strategic Business Trust, which ceased operations in December 1999, was an unregistered pooled account and as such was not subject to certain requirements that apply to mutual funds under the applicable securities, tax and other laws that, if applicable, may have adversely affected performance. The data shown below reflects total return for the periods shown, reduced by the actual expense ratio for such funds. To the extent such funds had expense waivers or reimbursements in effect during the periods indicated below, such funds' actual performance would have been lower had such expense waivers or reimbursements not been in effect. American Independence Fund fees and expenses may be higher than such expenses and if applied would have reduced the performance below. This performance information is deemed relevant since the AMR accounts have been managed using the same investment objectives, policies and restrictions and portfolio managers as those used by American Independence Money Market Fund. However, this performance data is not necessarily indicative of the past or future performance of any of the American Independence Funds. The AMR pooled accounts and the American Independence Money Market Fund are separate funds. This performance does not represent the past performance of the American Independence Money Market Fund.

                          AMR INVESTMENT SERVICES, INC.
                             STABLE VALUE COMPOSITE
                                ANNUALIZED TOTAL
                           RETURN FOR THE PERIOD ENDED
                                DECEMBER 31, 2003

                           Stable Value         Money       Lipper Institutional
                             Composite       Market Fund    Money Market Average
                             ---------       -----------    --------------------
1 Year                          1.02%           0.70%              0.80%
5 Years                         3.57%           3.36%              3.46%
10 Years                        4.37%            N/A               4.35%
Since Inception*                5.22%           3.84%              5.10%

* The inception date of the Money Market Fund is January 23, 1997; the inception date for the AMR Stable Value Composite is September 1, 1987. Since inception returns for the Lipper Institutional Money Market Average is calculated using September 1, 1987 as the inception date.

INTERNATIONAL MULTI-MANAGER STOCK FUND

      AMR oversees all administrative, investment advisory and portfolio management services to the Portfolio. The assets of the Portfolio are allocated by AMR among one or more sub-advisers. AMR also acts as investment adviser to the Portfolio and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing and administering the Portfolio's investments and effecting portfolio transactions for the Portfolio. AMR provides the Portfolio with office space, office equipment and personnel necessary to manage and administer the Portfolio's operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Portfolio by third parties. AMR also develops the investment program for the Portfolio, selects and changes sub-advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among sub-advisers, monitors the sub-advisers' investment programs and results, and coordinates the investment activities of the sub-advisers to ensure compliance with regulatory restrictions.

      AMR also may receive up to 25% of the net annual interest income or up to 25% of loan fees in regards to securities lending activities. Currently, AMR receives 10% of the net annual interest income from the investment of cash collateral or 10% of the loan fees posted by borrowers. The Securities and Exchange Commission ("SEC") has granted exemptive relief that permits AMR Trust to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by AMR.

      AMR serves as investment manager and administrator to the Portfolio. Lazard Asset Management LLC, Causeway Capital Management LLC and Templeton Investment Counsel, LLC currently serve as Portfolio Sub-Advisers.

      The investment advisory fees payable to AMR by the AMR Trust are 0.10% of the average daily net assets of the Portfolio plus all fees payable by AMR to the Portfolio Advisers. With respect to INTRUST's advisory fee, INTRUST has undertaken not to charge advisory fees in excess of 0.40% of average daily net assets with respect to the International Multi-Manager Stock Fund as long as the Fund remains completely invested in the Portfolio or any other investment company. INTRUST has contractually agreed not to charge its advisory fee to the Fund in an amount in excess of 0.35% of the average daily net assets of the Fund through October 31, 2004. The investment advisory agreement for the International Multi-Manager Stock Fund provides for an investment advisory fee payable to INTRUST by the Fund of 1.25% of the average annual daily net assets of the Fund, if the Fund does not invest all of its assets in the Portfolio or another investment company. All investment advisory fees are accrued daily and paid monthly.

      None of the Portfolio Sub-Advisers provide any services to the Portfolio except for portfolio investment management and related recordkeeping services.

      AMR may enter into new or modified advisory agreements with existing or new sub-advisers without approval of International Multi-Manager Stock Fund shareholders or Portfolio interest holders, but subject to approval of the AMR Trust Board. The SEC issued an exemptive order which eliminates the need for shareholder/interest holder approval, subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new sub-adviser or implementing a material change with respect to an advisory contract, the Portfolio send a notice to shareholders containing information about the change that would be included in a proxy statement.

      The Advisory Agreement between the Portfolio and AMR will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees of the AMR Trust or by vote of the holders of beneficial interest of the Portfolio, and in either case by a majority of the Trustees of the AMR Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

      The Advisory Agreement with respect to the Portfolio is terminable without penalty by the Portfolio on 60 days' written notice when authorized either by vote of the Portfolio's shareholders or by a vote of a majority of the Board of Trustees of the AMR Trust, or by AMR on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to the Portfolio, neither AMR nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance if its or their duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of AMR's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement. The Advisory Agreement provides that AMR may render services to others.

      The advisory fees are accrued daily and paid monthly. The Adviser, in its sole discretion, may waive all or any portion of its advisory fee with respect to the Portfolio.

      Following is a description of the Portfolio Sub-Advisers, each of which has been retained by AMR, on behalf of the Portfolio, to provide advisory services to the Portfolio.

      Causeway Capital Management LLC ("Causeway"), 11111 Santa Monica Blvd., Suite 1550, Los Angeles, California 90025, is a professional international and global equity asset management firm that began operations in June 2001. Assets under management as of December 31, 2003 were approximately $5.5 billion. The advisory contract between AMR and Causeway provides for Causeway to receive an annualized advisory fee equal to 0.20% of the first $750 million in AMR Trust assets under management and 0.15% of all excess such assets under management.

      Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, an SEC registered investment advisor, is a subsidiary of Lazard Freres & Co. LLC, a registered broker-dealer. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $69.1 billion as of December 31, 2003. For its services, AMR pays Lazard an annual fee equal to 0.50% of the first $100 million in AMR Trust assets under its discretionary management, 0.325% of the next $400 million in assets and 0.20% on all excess assets.

      Templeton Investment Counsel, LLC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 50 years of investment experience and more than $336.7 billion in assets under management as of December 31, 2003. For its services, AMR pays Templeton an annualized fee equal to 0.50% of the first $100 million in AMR Trust assets under its discretionary management, 0.35% of the next $50 million in assets, 0.30% of the next $250 million in assets and 0.25% on assets over $400 million.


      The Boston Company Asset Management, LLC ("The Boston Company"), One Boston Place, Boston, Massachusetts 02108, is a subsidiary of Mellon Financial Corporation. Assets under management as of December 31, 2003 were $34 billion. Certain of the assets managed by The Boston Company are managed as dual officers of affiliated entities. For its services, AMR pays The Boston Company an annualized fee equal to 0.50% on the first $100 million in assets under management, 0.30% on the next $100 million in assets under management, 0.25% on the next $100 million in assets under management, and 0.20% on assets under management over $300 million.


      The AMR Trust and AMR also entered into a Management Agreement dated October 1, 1995, as amended December 17, 1996, July 25, 1997, September 1, 1998, January 1, 1999, May 19, 2000, and October 17, 2001 that obligates AMR to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust.

STOCK FUND

      For the subadvisory services it provides to the Stock Fund, AMR receives, from the Adviser and not the Funds, monthly fees based upon average daily net assets at the annual rate of up to 0.45%.

      Effective December 31, 1999, AMR retained Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") to manage the Stock Fund's investments. Barrow Hanley is a subsidiary of Old Mutual Assets Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. Barrow Hanley's main office is at 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204. Barrow Hanley provides sub-advisory investment services to certain mutual fund companies, including Vanguard Windsor II Fund, and as of December 31, 2003 had discretionary investment management authority with respect to approximately $32.4 billion in assets.

ADVISORY FEES. For the fiscal years ended October 31, 2003, 2002 and 2001, the Adviser was entitled to advisory fees in the following amounts:

                                          ADVISORY FEES              ADVISORY FEES             ADVISORY FEES
                                          FYE 10/31/2003             FYE 10/31/2002            FYE 10/31/2001
                                        EARNED       WAIVED       EARNED       WAIVED       EARNED       WAIVED
INTRUST Financial Services, Inc.
    Kansas Tax-Exempt Bond Fund (c)   $  451,038   $  251,681   $  436,534   $  222,328   $  339,552   $  179,310
    Money Market Fund (a)             $  181,366   $  115,495   $  182,674   $   73,070   $   39,041   $   39,041
    UltraShort Bond Fund (b)          $  217,483   $  139,568   $  189,073   $  121,459   $  169,709   $  104,802
    Intermediate Bond Fund (b)        $  194,881   $   77,941   $  182,028   $   69,985   $  155,436   $   50,259

Stock Fund (b)                    $  694,821   $  123,364   $  750,052   $  121,505   $  456,001   $  117,795
International Multi-Manager       $  212,408   $   26,552   $  203,059   $   25,383   $  217,579   $   27,152
Stock Fund (d)

(a)  Commenced operations on January 23, 1997.

(b)  Commenced operations on January 21, 1997.

(c)  Commenced operations on December 10, 1990.

(d)  Commenced operations on January 20, 1997

For the fiscal years ended October 31, 2003, 2002 and 2001, the Sub-advisers to the separate Funds were entitled to advisory fees in the following amounts:

                                           ADVISORY FEES             ADVISORY FEES             ADVISORY FEES
                                            FYE 10/31/03              FYE 10/31/02              FYE 10/31/01
                                        EARNED       WAIVED       EARNED       WAIVED       EARNED       WAIVED
AMR Investment Services, Inc.
    Money Market Fund (a)             $  145,068   $   36,268   $  146,139   $   36,535   $  156,161   $   39,040
Galliard Capital Management, Inc.
    UltraShort Bond Fund (b)          $   32,622           --   $   28,360           --   $   29,956           --
    Intermediate Bond Fund (b)        $   29,232           --   $  113,768   $  113,768   $   27,436           --
Kansas Tax-Exempt Bond Fund           $   90,206           --   $  118,349   $  118,170   $   84,911           --
AMR Investment Services, Inc.
    Stock Fund                        $  312,670           --   $  187,512   $  187,512   $  373,094           --

(a)  Commenced operations on January 23, 1997.

(b)  Commenced operations on January 21, 1997.

PROXY VOTING POLICIES

The Funds have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to INTRUST. The Proxy Voting Policies of the Funds and INTRUST are attached as Exhibit B.

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-272-2715; and (ii) on the SEC's website at http:www.sec.gov.

DISTRIBUTION OF FUND SHARES

     The Trust retains BISYS Fund Services Limited Partnership to serve as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares. The Distributor and/or its affiliates, may finance from their own resources, certain activities intended to result in the distribution of the Funds' Shares. The Distributor, at its expense, may provide additional compensation to dealers in connection with sales of Shares of any of the Funds. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers as described in the funds' current prospectus. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives to locations appropriate to the purpose of the meeting for meetings or seminars of a business nature. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

DISTRIBUTION PLAN

            The Trustees of the Funds have voted to adopt a 12b-1 Distribution Plan for each of the Service Class and the Premium Class (the "Plans") pursuant to Rule l2b-1 of the Investment Company Act of 1940 (the "1940 Act") after having concluded that there is a reasonable likelihood that the Plans will benefit the Funds and its shareholders. The Plans provide for a monthly payment by the Funds to the Distributor in such amounts that the Distributor may request or for direct payment by the Funds, for certain costs incurred under the Plans, subject to periodic Board approval, provided that each such payment is based on the average daily value of each Fund's net assets during the preceding month and is calculated at an annual rate not to exceed 0.25% of the Service Class (except for Kansas Tax-Exempt Bond Fund) average daily net assets and 0.75% of average daily net assets of Class A shares of Kansas Tax-Exempt Bond Fund and the other Funds' Premium Class. The Distributor has contractually agreed to limit expenses of the 12b-1 Plan for the Class A Shares of Kansas Tax-Exempt Bond Fund to 0.35% of the average daily net assets of such class. The Distributor will use all amounts received under the Plans for payments to broker-dealers or financial institutions for their assistance in distributing shares of the Funds and otherwise promoting the sale of Fund shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or financial institution has a distributing relationship. In addition, with respect to the Kansas Tax Exempt Bond Fund's 0.35% distribution fees applicable to Class A shares, Dealer agreements between the Distributor and unaffiliated dealers provide that payment of such distribution fee becomes effective in the 13th month following the date of purchase of all Class A shares held in a clearinghouse relationship with brokers affiliated with INTRUST. The Distributor may also use all or any portion of such fees to pay Fund expenses such as the printing and distribution of prospectuses sent to prospective investors; the preparation, printing and distribution of sales literature and expenses associated with media advertisements.

      The Plans provide for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plans and the purpose for which such expenditures were made. The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without shareholder approval and that other material amendments of the Plans must be approved by the Board of Trustees, and by the Trustees who neither are "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plans or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Trustees who neither are "interested persons" nor have any direct or indirect financial interest in the operation of the Plans, or by vote cast in person at a meeting called for the purpose of voting on the Plans. The Plans are terminable with respect to the Funds at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or by vote of the holders of a majority of the shares of the Funds. The Adviser and the Administrator from time to time may use a portion of its revenues to pay certain distribution related costs. As shown below, no payments have been made pursuant to the Plans. The Plan's continuance was most recently approved by the Board of Trustees on August 21, 2003.

      DISTRIBUTION FEES. For the fiscal year ended October 31, 2003, BISYS, as Distributor to the Funds, was entitled to, however waived entirely, distribution fees pursuant to the Plan in the following amounts:

                                                          DISTRIBUTION FEES
                                                            FYE 10/31/03
                                                          EARNED     WAIVED
Money Market Fund (Service Class)                        $181,333   $181,333
UltraShort Bond Fund (Service Class)                     $135,926   $135,926
Intermediate Bond Fund (Service Class)                   $121,801   $121,801
Stock Fund (Service Class)                               $173,705   $173,705
International Multi-Manager Stock Fund (Service Class)   $132,755   $132,755
Kansas Tax-Exempt Bond Fund (Class A)                    $  5,127   $  2,735

ADMINISTRATION AND FUND ACCOUNTING SERVICES

            BISYS Fund Services Ohio, Inc. ("BISYS") provides management and administrative services necessary for the operation of the Funds, including, among other things: (i) preparation of shareholder reports and communications;
(ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Adviser, the Distributor, transfer agent, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.20% (0.15% for International Multi-Manager Stock Fund, while invested in the Portfolio) of each Fund's average daily net assets.

      The Administration Agreement is for a one-year term and is renewed automatically each year, unless terminated, for successive one year terms. The Administration Agreement will terminate automatically in the event of its assignment.

      ADMINISTRATION FEES. For the fiscal years ended October 31, 2003, 2002 and 2001, BISYS, as Administrator to the Funds was entitled to administration fees in the following amounts:

                              ADMINISTRATION FEES   ADMINISTRATION FEES   ADMINISTRATION FEES
                                 FYE 10/31/03          FYE 10/31/02          FYE 10/31/01
                               EARNED     WAIVED     EARNED     WAIVED     EARNED     WAIVED
Money Market Fund             $145,068   $      0   $146,139   $      0   $156,161   $      0
UltraShort Bond Fund          $108,742          0   $ 94,537          0   $ 99,857          0
Intermediate Bond Fund        $ 97,441          0   $ 91,015          0   $ 91,458          0
Stock Fund                    $138,965          0   $150,011          0   $165,819          0
International Multi-Manager
  Stock Fund                  $ 79,653          0   $ 76,147          0   $ 81,612          0
Kansas Tax-Exempt Bond Fund   $300,698          0   $291,028          0   $283,042          0

      Additionally, BISYS serves as the Fund Accounting Agent to the Trust pursuant to a Fund Accounting Agreement. For the fiscal years ended October 31, 2003, 2002 and 2001 BISYS, as Fund Accountant for the Funds was entitled to fees in the following amounts:

                              FUND ACCOUNTING FEES  FUND ACCOUNTING FEES  FUND ACCOUNTING FEES
                                 FYE 10/31/03          FYE 10/31/02          FYE 10/31/01
                               EARNED     WAIVED     EARNED     WAIVED     EARNED     WAIVED
Money Market Fund             $ 33,964   $      0   $ 33,780   $      0   $ 30,859   $      0
UltraShort Bond Fund          $ 49,779          0   $ 46,820          0   $ 40,602          0
Intermediate Bond Fund        $ 49,334          0   $ 47,786          0   $ 41,446          0
Stock Fund                    $ 35,274          0   $ 35,205          0   $ 39,931          0
International Multi-Manager
  Stock Fund                  $ 30,000          0   $ 30,000          0   $ 29,897          0
Kansas Tax-Exempt Bond Fund   $ 58,859          0   $ 58,927          0   $ 59,230          0

CODE OF ETHICS

      The Trust, the Distributor, INTRUST and each of the Sub-Advisers (each a "17j-1 organization") have each adopted Codes of Ethics designed to prevent affiliated persons of such 17j-1 organization from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds, which also may be held by the person subject to the Code.

SERVICE ORGANIZATIONS

            The Trust also contracts with banks (including the Adviser), trust companies, broker-dealers (other than BISYS) or other financial organizations ("Service Organizations") to provide certain administrative services for the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with shareholders orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to shareholders; and providing such other services as the Funds or a shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation. BISYS will not be a Service Organization or receive fees for servicing.

                                        SERVICE ORGANIZATION
                                               FEES
                                           FYE 10/31/03
                                         EARNED     WAIVED
Money Market Fund                       $181,333   $123,306
UltraShort Bond Fund                    $135,926   $ 92,489
Intermediate Bond Fund                  $121,801   $ 82,843
Stock Fund                              $173,705   $118,105
International Multi-Manager Stock       $132,755   $ 90,295
Fund
Kansas Tax-Exempt Bond Fund -           $374,159   $127,794
Institutional Class
Kansas Tax-Exempt Bond Fund - Class A   $  1,709   $127,795

      Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

            ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            Each of the classes of shares of the Trust's Funds is sold on a continuous basis by the Trust's distributor, BISYS Fund Services Limited Partnership, LP (the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Funds offer one or more of the following classes of shares: Kansas Tax Exempt Bond Fund: Class A Shares; Institutional Shares; all other Funds: Service Class Shares, Premium Class Shares. The Prospectus contains a general description of how investors may buy shares of the Funds and states whether the funds offer more than one class of shares. This SAI contains additional information which may be of interest to investors.

SERVICE CLASS AND CLASS A SHARES

            As stated in the Prospectus, the public offering price of Service Class Shares of the Money

Market Fund is their net asset value per share. The public offering price of the Class A Shares of the Kansas Tax Exempt Bond Fund and the Service Class Shares of each of the other Funds is their net asset value per share next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of such Service Class Shares or Class A Shares of each Fund is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase.

         The prospectus contains a table of applicable sales charges. Certain purchases of Service Class Shares and Class A Shares may be exempt from a sales charge.

         The offering price is rounded to two decimal places each time a computation is made. The sales charge scale and dealer concessions table set forth below applies to purchases of Service Class Shares of the Stock Fund and the International Multi-Manager Stock Fund.

                                              SALES CHARGE
                                                AS A % OF                DEALER
   INVESTMENT AMOUNT                         OFFERING PRICE            CONCESSION
---------------------------------------------------------------------------------
$0 up to $99,999                                  5.00%                  4.75%
$100,000 up to $249,999                           4.00%                  3.75%
$250,000 up to $499,999                           3.00%                  2.75%
$500,000 up to $999,999                           2.50%                  2.25%
$1,000,000 and above                              2.00%                  1.75%

            The offering price is rounded to two decimal places each time a computation is made. The sales charge scale and dealer concessions table set forth below applies to purchases of Service Class Shares of the UltraShort Bond Fund and the Intermediate Bond Fund.

                                              SALES CHARGE
                                                AS A % OF                DEALER
    YOUR INVESTMENT                          OFFERING PRICE            CONCESSION
---------------------------------------------------------------------------------
$0 up to $99,999                                  3.75%                  3.50%
$100,000 up to $249,999                           3.50%                  3.25%
$250,000 up to $499,999                           3.00%                  2.75%
$500,000 up to $999,999                           2.50%                  2.25%
$1,000,000 and above                              2.00%                  1.75%

The sales charge scale and dealer concessions table set forth below applies to purchases of Class A Shares of the Kansas Tax-Exempt Bond Fund.

                                              SALES CHARGE
                                                AS A % OF                DEALER
    YOUR INVESTMENT                          OFFERING PRICE            CONCESSION
---------------------------------------------------------------------------------
$0 up to $49,999                                  4.00%                  3.60%
$50,000 up to $99,999                             3.50%                  3.10%
$100,000 up to $249,999                           3.00%                  2.75%
$250,000 up to $499,999                           2.25%                  2.00%
$500,000 up to $999,999                           1.50%                  1.40%
$1,000,000 and above                              0.75%                  0.70%

LETTER OF INTENT. The Funds may waive the sales charge on Service Class or Class A Shares pursuant to a signed Letter of Intent. The Letter of Intent ("LOI") will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the LOI. A LOI may include purchase of shares made not more than 90 days prior to the date that an investor signs the LOI; however, the 13-month period during which the LOI is in effect will begin on the date of the earliest purchase to be included. A LOI is not a binding obligation upon the investor to purchase the full amount indicated. If the investor desires to redeem shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the LOI, would apply to the total investment made to date. LOI forms may be obtained from the Distributor or from investment dealers. Interested investors should read the LOI carefully.

COMBINATION PRIVILEGE AND RIGHT OF ACCUMULATION. A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Service Class or Class A shares of one or more of the Funds (excluding the Money Market Fund) or by combining a current purchase of Service Class or Class A shares of a Fund with prior purchases of Shares of any Fund except the Money Market Fund. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of Service Class or Class A shares of any Fund (excluding the Money Market Fund) sold with a sales charge plus (ii) the then current purchase of Service Class or shares of any Fund sold with a sales charge plus (ii) the then current net asset value of all Service Class or Class A shares held by the Purchaser in any Fund (excluding the Money Market Fund). To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

SERVICE CLASS AND CLASS A SALES CHARGE WAIVERS. The following classes of investors may purchase Service Class or Class A shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

- Existing shareholders of a Fund upon the reinvestment of dividend and capital gain distributions.

- Officers, trustees and employees of the Funds; officers, directors, advisory board members, employees and retired employees of INTRUST Bank and its affiliates; and officers, directors and employees of any firm providing the Funds with legal, administrative, distribution, marketing, investment advisory or other services (and spouses, children and parents of each of the foregoing);

- Investors for whom INTRUST or its affiliates, an INTRUST correspondent bank, any sub-adviser or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

- Fund shares purchased with the proceeds from a distribution from an account for which INTRUST Bank or its affiliates acts in a fiduciary, advisory, custodial, agency, or similar capacity (this waiver applies only to the initial purchase of a Fund subject to a sales load);

- Investors who purchase Shares of a Fund through a payroll deduction plan, a 401(k) plan, a 403(b) plan, or other defined contribution plans, which by its terms permits the purchases of Shares;

- Shares purchased in connection with "wrap" type investment programs, non-transaction fee investment programs and programs offered by fee-based financial planners, and other types of financial institutions (including omnibus service providers).

The Distributor may also periodically waive the sales charge for all investors with respect to a Fund.

                                    EXPENSES

      Except for the expenses paid by the Adviser and BISYS, the Funds bear all costs of their operations.

                        DETERMINATION OF NET ASSET VALUE

MONEY MARKET FUND

      The Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

            Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which (1) have received the highest short-term rating by at least two NRSROs, such as "A-1" by Standard & Poor's and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Adviser or the Adviser pursuant to guidelines approved by the Board and subject to the ratification of the Board.

      In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that, the Fund may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation, and the limitation with respect to puts does not apply to unconditional puts if no more than 10% of a Fund's total assets are invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees to be comparable to those rated in the highest rating category, will be limited to 5% of a Fund's total assets, with investment in any one such issuer being limited to no more than the greater of 1% of a Fund's total assets or $1,000,000.

      Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Funds, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Funds calculated by using available market quotations deviates from $l.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

NON MONEY MARKET FUNDS

      Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on mean prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation. Securities for which market quotations are not readily available are valued at fair value by the investment adviser (or the sub-advisor) in accordance with procedures approved by the Trust's Board of Trustees. Circumstances in which fair valuation is used may include when trading has been suspended under circumstances suggesting that the last quoted sale price is not indicative of market value and when a significant event has occurred subsequent to the close of trading on a non-U.S. exchange or money market on which a security owned by a Fund is principally traded, but prior to the time of the Fund's NAV calculation, which reasonably can be expected to affect the value of the security. Examples of significant events may include, but will not necessarily include, an announcement by the issuer, a creditor, or a government body, political or economic events, natural disasters, or significant fluctuations in key markets that occur after the close of the security's principal market. Securities may be valued by independent pricing services, approved by the Trust's Board of Trustees, which use prices provided by market makers or estimates of market value obtained yield data relating to instruments or securities with similar characteristics.

                             PORTFOLIO TRANSACTIONS

      Investment decisions for the Funds and the Portfolio and for the other investment advisory clients of the Adviser and the Portfolio sub-Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser and the Portfolio sub-Advisers, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

      The Funds and the Portfolio have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees and the AMR Trust Board, the Adviser and Portfolio sub-Advisers, as appropriate, are primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds and the Portfolio to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser and Portfolio sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

      Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions.

      The cost of executing portfolio securities transactions for the Money Market Fund primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Funds or the Sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

      The Adviser and Portfolio sub-Advisers may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser or Portfolio sub-Advisers. By allocating transactions in this manner, the Adviser and the Portfolio sub-Advisers are able to supplement their research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

      Some of these services are of value to the Adviser and Portfolio sub-Advisers in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fees paid by the Funds and the Portfolio are not reduced because the Adviser or Portfolio sub-Advisers or their affiliates receive such services.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser and Portfolio sub-Advisers may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser and Portfolio sub-Advisers an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser and Portfolio sub-Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

      For the fiscal years ended October 31, 2003, 2002, and 2001, purchase and sale transactions by UltraShort Bond Fund, Intermediate Bond Fund, Money Market Fund, International Multi-Manager Stock Fund and Kansas Tax Exempt Fund did not involve brokerage commissions. The total brokerage commissions paid by the Stock Fund for the fiscal years ended October 31, 2003, 2002 and 2001 were $ ,$80,982.46, and $80,668.52, respectively.

      As of October 31, 2003, the Money Market Fund, the UltraShort Bond Fund, the Intermediate Bond Fund and the Stock Fund held investments in securities of their regular broker-dealers as follows:

                                  APPROXIMATE AGGREGATE VALUE
                                OF ISSUER'S SECURITIES OWNED BY
FUND                                 THE FUNDS AT 10/31/03           NAME OF BROKER OR DEALER
Money Market Fund                        $3,500,000                 Merrill Lynch & Co., Inc.
Money Market Fund                           977,000                 JP Morgan

UltraShort Bond Fund                        226,000                 Merrill Lynch & Co., Inc.
UltraShort Bond Fund                        217,000                 Morgan Stanley Dean Witter
UltraShort Bond Fund                        215,000                 CitiGroup
UltraShort Bond Fund                        368,000                 Ford Motor Credit
UltraShort Bond Fund                        301,000                 Bank of America
Intermediate Bond Fund                      351,000                 Bank of America
Intermediate Bond Fund                      226,000                 Merrill Lynch & Co., Inc.
Intermediate Bond Fund                      186,000                 CitiGroup
Intermediate Bond Fund                      281,000                 Morgan Stanley Dean Witter
Intermediate Bond Fund                      255,000                 Goldman Sachs
Stock Fund                                2,166,000                 Bank of America
Stock Fund                                2,609,000                 CitiGroup
Stock Fund                                2,258,000                 JP Morgan

PORTFOLIO TURNOVER

      Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate normally will not exceed the amounts stated in the Funds' Prospectuses and financial statements. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover rates of each Fund for the past five years are included in the Funds' financial highlights section of the Prospectus.

                                    TAXATION

      The Funds have qualified and intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

            Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. For federal income tax purposes, the following Funds had capital loss carry-forwards as of October 31, 2003 which are available to offset future capital gains, if any:

                                           Amount       Expires
                                         ----------     -------
Stock Fund                               $4,218,107       2008
Stock Fund                                3,562,180       2010
Stock Fund                                  166,929       2011
International Multi-Manager Stock Fund    1,673,635       2009
International Multi-Manager Stock Fund    3,913,974       2010
International Multi-Manager Stock Fund    1,113,784       2011
Kansas Tax-Exempt Bond Fund                 617,546       2008
Kansas Tax-Exempt Bond Fund               1,379,613       2009
Kansas Tax-Exempt Bond Fund                   2,495       2011

A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Some Funds and the Portfolio may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund or the Portfolio held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's or, in the case of the International Multi-Manager Stock Fund, the Portfolio's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) and the International Multi-Manager Stock Fund will be taxed on its proportionate share of the Portfolio's excess distributions allocated to that holding period even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

      A Fund or the Portfolio may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund or the Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's and the Portfolio's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself or the Portfolio to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard. The Portfolio does not intend to acquire stock of issuers that are considered PFICs.

      Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Proposed legislation, if enacted, would reduce the dividends received deduction from 70 to 50 percent.

      Distributions of net long term capital gains, if any, designated by the Funds as long term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

      Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

      Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

      The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call Option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds and the Portfolio may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund or the Portfolio at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should contact their own tax advisors in this regard.

      Generally, the hedging transactions undertaken by a Fund or the Portfolio may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund or the Portfolio. In addition, losses realized by a Fund or the Portfolio on a position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund or the Portfolio of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund or Portfolio which is taxed as ordinary income when distributed to stockholders.

      A Fund or the Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Fund or the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should contact their own tax advisors in this regard.

      Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund or, in the case of the International Multi-Manager Stock Fund, the Portfolio will be able to engage in transactions in options, futures, and forward contracts.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund or the Portfolio accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund or the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should contact their own tax advisors in this regard.

      Income received by a Fund or the Portfolio from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund or, in the case of the International Multi-Manager Stock Fund, its proportionate share of such taxes paid by the Portfolio. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid (or deemed paid) by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund or the Portfolio will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

            Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund (including, in the case of the International Multi-Manager Stock Fund, its proportionate share of the Portfolio's foreign source passive income). The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

      The Funds are required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholders U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

      The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 28% (or at a lower rate under a tax treaty).

2003 TAX ACT

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each of the Funds will be able to separately designate distributions of any qualifying long-term capital gains. Each of the Funds investing in stock will also be able to designate qualifying dividends earned by the Fund that would be eligible for the lower minimum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. A portion of each Fund's distributions from its investment income may also qualify for the dividends received deduction available to corporations (the corporate shareholder would need to have at least a 46 day holding period with respect to any such qualifying distribution). Because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends and/or the corporate dividends received deduction.

TAXATION OF THE PORTFOLIO

      The Portfolio should be classified as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, each investor in the Portfolio, such as the International Multi-Manager Stock Fund (the "Fund"), is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

      The Fund will be deemed to own a proportionate share of the Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a Regulated Investment Company. Accordingly, the Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

      Distributions to the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

      KANSAS TAX-EXEMPT BOND FUND. This Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Fund, exempt interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

      To the extent that the Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

      Upon redemption, sale or exchange of shares in this Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

      Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continue to purchase or carry shares of an investment company (such as this Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

      Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

      Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security having market discount will be treated as ordinary taxable income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

      Under Kansas law, a mutual fund which qualifies as a regulated investment company generally must have at least 50% of its total assets in Kansas state and local issues at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from Kansas personal income tax. Generally, shareholders who are Kansas residents will not incur Kansas personal income tax on the amount of exempt-interest dividends received by them from the Fund and derived from Kansas state and local issues, whether taken in cash or paid in additional shares. Gain on the sale or redemption of Fund shares is subject to Kansas personal income tax.

      Shareholders will normally be subject to Kansas personal income tax on dividends paid from income derived from taxable securities and other taxable investments, and from securities issued by states other than Kansas and on distribution of capital and other taxable gains.

      The Fund will be required to report to the IRS all distributions of investment company taxable income and net capital gains and gross proceeds from the redemption or exchange of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds from the redemption or exchange of the Fund's shares may be subject to withholding of Federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification numbers and with required certifications regarding their status under Federal income tax laws.

      A deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by a Fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

      Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, the Adviser and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities on the basis of such opinions.

      Persons who may be "substantial users" (or "related persons" to substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of this Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of a Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.

      Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in Kansas Tax-Exempt Bond Fund may be affected. Since the Trust does not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the American Independence Funds.

                                OTHER INFORMATION

CAPITALIZATION

      The Trust is a Delaware business trust established under a Declaration of Trust dated January 26, 1996 and currently consists of eleven separately managed portfolios. Prior to March 1, 2000, the Trust was known as "INTRUST Funds Trust". Five of the eleven portfolios of the Trust (the NestEgg Portfolios) are not described in this Statement, but file a separate registration statement and Statement of Additional Information. Each portfolio is comprised of two classes of shares - the "Class A" and "Institutional Class" in the case of the Kansas Tax Exempt Bond Fund and the "Service Class" and the "Premium Class" in the case of the other Funds. The two classes are identical with the exception that the shareholders in the Service Class and the Premium Class may pay 12b-1 distribution in amounts up to 0.25% and 0.75%, respectively of the daily net asset value of the respective class' shares, and shareholders in the Class A Shares of the Kansas Tax Exempt Bond Fund may pay 12b-1 distribution and Service Organization fees in amounts up to 0.75% of the daily net asset value of the Fund's Class A shares (the Fund's Institutional Class is not subject to a 12b-1 fee). The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

      Expenses incurred in connection with each Fund's organization and the public offering of its shares have been deferred and are being amortized on a straight-line basis over a period of not more than five years.

As of February 6, 2004, no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the respective Fund or classes except as set forth below.

MONEY MARKET FUND
SERVICE CLASS                                        PERCENTAGE OWNED
-----------------                                    ----------------
Transco & Company                                         99.79%
PO Box 48698
105 N. Main
Wichita, KS 67201

ULTRASHORT BOND FUND
SERVICE CLASS                                        PERCENTAGE OWNED
--------------------                                 ----------------
TransCo & Company                                         99.86%
P.O. Box 48698
Wichita, KS 67201

INTERMEDIATE BOND FUND
SERVICE CLASS                                        PERCENTAGE OWNED
----------------------                               ----------------
TransCo & Company                                         99.89%
P.O. Box 48698
Wichita, KS 67201

STOCK FUND
SERVICE CLASS                                        PERCENTAGE OWNED
-------------                                        ----------------
TransCo & Company                                         99.91%
P.O. Box 48698
Wichita, KS 67201

INT'L MULTI-MANAGER STOCK FUND
SERVICE CLASS                                        PERCENTAGE OWNED
------------------------------                       ----------------
TransCo & Company                                         99.92%
P.O. Box 48698
Wichita, KS 67201

KANSAS TAX-EXEMPT BOND FUND
INSTITUTIONAL CLASS                                  PERCENTAGE OWNED
---------------------------                          ----------------
TransCo & Company                                         95.73%
P.O. Box 48698
Wichita, KS 67201

KANSAS TAX-EXEMPT BOND FUND
CLASS A                                              PERCENTAGE OWNED
---------------------------                          ----------------
Fiserv Securities Inc.                                    33.18%
FAO 61546186
2005 Market Street Suite 1200
One Commerce Square
Philadelphia PA 19103

Michael A. Belluomo                                       11.46%
Michael A. Belluomo Living Trust
2245 Bullinger St.
Wichita KS 67204-5531

John D. Cannon                                             7.06%
400 S. Martinson
Wichita KS 67213

Anna Ruth Kice                                             6.39%
8701 Brookhollow Street
Wichita KS 67206

      The Funds do not know the extent to which other holders of record were beneficial owners of shares indicated.

VOTING RIGHTS

      Under the Declaration of Trust, the Trust is not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. When certain matters affect only one class of shares but not another, the shareholders would vote as a class regarding such matters. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

      The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

            INTRUST Bank, N.A. acts as custodian of the Trust's assets. BFSI acts as transfer agent for the Funds. For the fiscal year ended October 31, 2003, the custodian earned fees of $13,895, $9,743, $10,873, $30,067, and
$14,505, for the Stock Fund, Intermediate Bond Fund, UltraShort Bond Fund, Kansas Tax-Exempt Bond Fund and Money Market Fund, respectively. For the fiscal year ended October 31, 2002, the custodian earned fees of $15,000, $9,101, $9,453, $29,100 and $14,612 for the Stock Fund, Intermediate Bond Fund, UltraShort Bond Fund, Kansas Tax-Exempt Bond Fund and Money Market Fund, respectively. For the fiscal year ended October 31, 2001, the custodian earned fees of $16,580, $9,145, $9,985, $28,302 and $15,615 for the Stock Fund,
Intermediate Bond Fund, UltraShort Bond Fund, Kansas Tax-Exempt Bond Fund and Money Market Fund, respectively. The Trust compensates BFSI for providing personnel and facilities to perform transfer agency related services for the Trust. The International Multi-Manager Stock Fund pays no custodian fees as long as all of its assets are invested in another mutual fund, but incurs its pro-rata portion of the custody fees of Chase Manhattan Bank, N.A. as Portfolio Custodian. The AMR Trust Board has reviewed and approved custodial arrangements for securities held outside of the United States in accordance with Rule 17f-5 of the 1940 Act.

INDEPENDENT AUDITORS

      KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. KPMG LLP is located at 191
W. Nationwide Blvd., Suite 500, Columbus, Ohio, 43215.

FINANCIAL STATEMENTS

      The Report of Independent Auditors and Financial Statements of the Funds for the periods ended October 31, 2003 are incorporated herein by reference to the Trust's Annual Report, such Financial Statements having been audited by KPMG LLP, independent certified public accountants, and is so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. The Independent Auditors of the AMR Investment Services International Equity Portfolio is Ernst & Young LLP. Copies of such Annual Report are available without charge upon request by writing to American Independence Funds Trust, 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (888) 266-8787.

                                   APPENDIX A

DESCRIPTION OF MOODY'S BOND RATINGS:

      Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa--judged to be the best quality and they carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa--considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba--judged to have speculative elements, their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--speculative in a high degree, often in default; C--lowest rated class of bonds, regarded as having extremely poor prospects.

      Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

      Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA--highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A--regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

      S&P applies indicators "+, -," no character, and relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

      Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

      MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

                                   APPENDIX B

                           AMERICAN INDEPENDENCE FUNDS

                               PROXY VOTING POLICY

It is the policy of the Board of Trustees of American Independence Funds (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities to each investment adviser as a part of the adviser's general management of the portfolio, subject to the Board's continuing oversight. The following are the guidelines adopted by the Board for the administration of this policy:

FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held in portfolios of American Independence Funds (the "Funds") is an asset of the Funds. Each adviser to whom authority to vote on behalf of the Funds is delegated acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

REVIEW OF POLICIES & PROCEDURES

Each adviser must present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. The Board shall review the policies, procedures and other guidelines presented by each adviser to determine that they meet the requirements of this policy.

VOTING RECORD REPORTING

Each adviser must include in its Board presentation materials once each year a record of each proxy voted with respect to portfolio securities of the Funds during the year. The report must include a separate report of proxies with respect to which the adviser or its affiliates have such a relationship that proxies presented with respect to those companies give rise to a conflict of interest between the adviser and the Funds indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

                                   SUBADVISERS

The adviser may, but is not required to further delegate the responsibility for voting proxies relating to portfolio securities to a sub-adviser retained to provide investment advisory services to portfolios of the Funds. If such responsibility is delegated to a sub-adviser, the sub-adviser shall assume the reporting responsibilities of the adviser under these policy guidelines.

RECORD RETENTION

Each adviser will maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

REVOCATION

The delegation of authority by the Board to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

               PROXY VOTING GUIDELINES FOR U.S. COMPANIES - 2003
                   BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

-     DEFAULT: N/A

-     BUNDLED: CASE-BY-CASE

   ELECT DIRECTORS (1000)

1000-1      Always vote FOR uncontested director nominees.                          X

1000-2      WITHHOLD votes from director nominees IF XX% or more directors are
            (1) employees or (2) have financial ties to the company.

1000-3 WITHHOLD votes from director nominees IF XX% or more of directors serving on the nominating committee are employees or have ties.

1000-4 WITHHOLD votes from director nominees IF employee directors serve on the board's nominating committee.

1000-5 WITHHOLD from any director nominee attending less than 75% of the board and committee meetings during the previous fiscal year.

1000-6 WITHHOLD votes from director nominees IF XX% or more directors serving on the compensation committee are employees.

1000-7 WITHHOLD votes from director nominees IF the board will consist of more than XX directors after the election.

1000-8 WITHHOLD votes from director nominees IF the board will consist of fewer than XX directors after the election.

1000-9 WITHHOLD votes from director nominees IF the company has adopted a classified board structure.

1000-10 WITHHOLD votes from director nominees IF the company does not have an independent chair or lead director.

1000-11 WITHHOLD votes from director nominees IF XX% or more employee directors serve on the board's audit committee.

1000-12 WITHHOLD votes from director nominees IF the board does not include at least one woman director.

1000-13 WITHHOLD votes from director nominees IF the board does not include at least one minority director.

1000-14 WITHHOLD votes from audit committee member nominees IF non-audit services exceed XX% of fees.

1000-15 WITHHOLD votes from any director nominee who is retired from active employment and who serve on boards at XX other major companies.

1000-16 WITHHOLD votes from any director nominee who is employed full-time and who serve on boards at XX other major companies.

   CONTESTED ELECTION OF DIRECTORS (1001) CASE-BY-CASE

1001-1      Always vote FOR all management nominees.

1001-2      Always vote AGAINST all management nominees.

   RATIFY SELECTION OF AUDITORS (1010)

1010-1 Always vote FOR a management proposal to ratify the board's selection of auditors.

1010-2 Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.

1010-3      Vote AGAINST IF the non-audit services exceed 50% of fees.              X

1010-4 Vote AGAINST IF the auditors have served more than XX consecutive years.

   APPROVE NAME CHANGE (1020)

1020-1      Always vote FOR a management proposal to change the company name.       X

1020-2 Always vote AGAINST a management proposal to change the company name.

   APPROVE OTHER BUSINESS (1030)

1030-1      Always vote FOR a management proposal to approve other business.        X

1030-2      Always vote AGAINST a management proposal to approve other business.

   ADJOURN MEETING (1035)

1035-1      Always vote FOR a management proposal to adjourn the meeting.           X

1035-2      Always vote AGAINST a management proposal to adjourn the meeting.

   APPROVE TECHNICAL AMENDMENTS (1040)

1040-1      Always vote FOR a management proposal to make technical amendments
            to the charter and/or bylaws.                                           X

1040-2 Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.

   APPROVE FINANCIAL STATEMENTS (1050)

1050-1      Always vote FOR a management proposal to approve financial
            statements.                                                             X

1050-2 Always vote AGAINST a management proposal to approve financial statements.

   INCREASE AUTHORIZED COMMON STOCK (1100)

1100-1      Always vote FOR a management proposal to increase authorized common
            stock.                                                                  X

1100-2 Always vote AGAINST a management proposal to increase authorized common stock.

1100-3 Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, or recapitalization.

1100-4 Vote AGAINST IF the dilution represents more than XX% of current authorized shares.

   DECREASE AUTHORIZED COMMON STOCK (1101)

1101-1      Always vote FOR a management proposal to decrease authorized common
            stock.                                                                  X

1101-2 Always vote AGAINST a management proposal to decrease authorized common stock.

   AMEND AUTHORIZED COMMON STOCK (1102)

1102-1      Always vote FOR a management proposal to amend authorized common
            stock.                                                                  X

1102-2 Always vote AGAINST a management proposal to amend authorized common stock.

   APPROVE COMMON STOCK ISSUANCE (1103)

1103-1      Always vote FOR a management proposal to approve the issuance of
            authorized common stock.                                                X

1103-2 Always vote AGAINST a management proposal to approve the issuance of authorized common stock.

1103-3 Vote AGAINST IF the dilution represents more than XX% of current outstanding voting power.

1103-4 Vote AGAINST IF the stock would be issued at a discount to the fair market value.

1103-5      Vote AGAINST IF the issued common stock has superior voting rights.

   APPROVE ISSUANCE OR EXERCISE OF STOCK WARRANTS (1104)

1104-1      Always vote FOR a management proposal to approve the issuance or
            exercise of stock warrants.                                             X

1104-2 Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.

1104-3 Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.

   AUTHORIZE PREFERRED STOCK (1110)

1110-1      Always vote FOR a management proposal to authorize preferred stock.

1110-2 Always vote AGAINST a management proposal to authorize preferred stock.

1110-3      Vote AGAINST IF the board has unlimited rights to set the terms and
            conditions of the shares.                                               X

   INCREASE AUTHORIZED PREFERRED STOCK (1111)

1111-1 Always vote FOR a management proposal to increase authorized preferred stock.

1111-2 Always vote AGAINST a management proposal to increase authorized preferred stock.

1111-3 Vote AGAINST IF the proposed increase creates potential dilution of more than XX%.

1111-4      Vote AGAINST IF the board has unlimited rights to set the terms and
            conditions of the shares.                                               X

   DECREASE AUTHORIZED PREFERRED STOCK (1112)

1112-1      Always vote FOR a management proposal to decrease authorized
            preferred stock.                                                        X

1112-2 Always vote AGAINST a management proposal to decrease authorized preferred stock.

   CANCEL SERIES OF PREFERRED STOCK (1113)

1113-1      Always vote FOR a management proposal to cancel a class or series of
            preferred stock.                                                        X

1113-2 Always vote AGAINST a management proposal to cancel a class or series of preferred stock.

   AMEND AUTHORIZED PREFERRED STOCK (1114) CASE-BY-CASE

1114-1      Always vote FOR a management proposal to amend preferred stock.

1114-2      Always vote AGAINST a management proposal to amend preferred stock.

   APPROVE ISSUANCE OR CONVERSION OF PREFERRED STOCK (1115) CASE-BY-CASE

1115-1 Always vote FOR a management proposal to issue or convert preferred stock.

1115-2 Always vote AGAINST a management proposal to issue or convert preferred stock.

1115-3 Vote AGAINST IF the dilution represents more than XX% of the total voting power.

1115-4 Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

   ELIMINATE PREEMPTIVE RIGHTS (1120)

1120-1 Always vote FOR a management proposal to eliminate preemptive rights.

1120-2      Always vote AGAINST a management proposal to eliminate preemptive
            rights.                                                                 X

   RESTORE PREEMPTIVE RIGHTS (1121)

1121-1      Always vote FOR a management proposal to create or restore
            preemptive rights.                                                      X

1121-2 Always vote AGAINST a management proposal to create or restore preemptive rights.

   AUTHORIZE DUAL CLASS STOCK (1130)

1130-1 Always vote FOR a management proposal to authorize dual or multiple classes of common stock.

1130-2 Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.

1130-3      Vote AGAINST IF the shares have inferior or superior voting rights.     X

   ELIMINATE DUAL CLASS STOCK (1131)

1131-1      Always vote FOR a management proposal to eliminate authorized dual
            or multiple classes of common stock.                                    X

1131-2 Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.

   AMEND DUAL CLASS STOCK (1132) CASE-BY-CASE

1132-1 Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.

1132-2 Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.

   INCREASE AUTHORIZED DUAL CLASS STOCK (1133)

1133-1 Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.

1133-2 Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.

1133-3      Vote AGAINST IF it will allow the company to issue additional shares
            with superior voting rights.                                            X

1133-4 Vote AGAINST IF the dilution is more than XX% of the outstanding voting power.

1133-5      Vote AGAINST IF the dilution is more than XX% of the class of stock.

   APPROVE SHARE REPURCHASE (1140)

1140-1      Always vote FOR a management proposal to approve a stock repurchase
            program.                                                                X

1140-2 Always vote AGAINST a management proposal to approve a stock repurchase program.

   APPROVE STOCK SPLIT (1150)

1150-1      Always vote FOR a management proposal to approve a stock split.         X

1150-2      Always vote AGAINST a management proposal to approve a stock split.

   APPROVE REVERSE STOCK SPLIT (1151)

1151-1      Always vote FOR a management proposal to approve reverse a stock
            split.                                                                  X

1151-2 Always vote AGAINST a management proposal to approve reverse a stock split.

   APPROVE MERGER/ACQUISITION (1200) CASE-BY-CASE

1200-1 Always vote FOR a management proposal to merge with or acquire another company.

1200-2 Always vote AGAINST a management proposal to merge with or acquire another company.

1200-3 Vote AGAINST IF the combined entity would be controlled by a person or group.

1200-4      Vote AGAINST IF the change-in-control provision would be triggered.

1200-5 Vote AGAINST IF the current shareholders would be minority owners of the combined company.

1200-6 Vote AGAINST IF the combined entity would reincorporate or change its governance structure.

1200-7 Vote AGAINST IF the company's board did not obtain a fairness opinion from an investment bank.

1200-8 Vote AGAINST IF the proposal would move the target company's location outside of the U.S.

   APPROVE RECAPITALIZATION (1209) CASE-BY-CASE

1209-1      Always vote FOR a management proposal to approve recapitalization.

1209-2       Always vote AGAINST a management proposal to approve
            recapitalization.

   APPROVE RESTRUCTURING (1210) CASE-BY-CASE

1210-1      Always vote FOR a management proposal to restructure the company.

1210-2 Always vote AGAINST a management proposal to restructure the company.

   APPROVE BANKRUPTCY RESTRUCTURING (1211) CASE-BY-CASE

1211-1      Always vote FOR a management proposal on bankruptcy restructurings.

1211-2 Always vote AGAINST a management proposal on bankruptcy restructurings.

   APPROVE LIQUIDATION (1212) CASE-BY-CASE

1212-1      Always vote FOR a management proposal to approve liquidation.

1212-2      Always vote AGAINST a management proposal to approve liquidation.

   APPROVE REINCORPORATION (1220) CASE-BY-CASE

1220-1 Always vote FOR a management proposal to reincorporate in a different state.

1220-2 Always vote AGAINST a management proposal to reincorporate in a different state.

1220-3      Vote AGAINST IF the proposal would reduce shareholder rights.

1220-4 Vote AGAINST IF the proposal would move the target company's location outside of the U.S.

   APPROVE LEVERAGED BUYOUT (1230) CASE-BY-CASE

1230-1 Always vote FOR a management proposal to approve a leveraged buyout of the company.

1230-2 Always vote AGAINST a management proposal to approve a leveraged buyout of the company.

1230-3 Vote AGAINST IF the company's board did not obtain a fairness opinion from an investment bank.

   APPROVE SPIN-OFF (1240) CASE-BY-CASE

1240-1 Always vote FOR a management proposal to spin off certain company operations or divisions.

1240-2 Always vote AGAINST a management proposal to spin off certain company operations or divisions.

   APPROVE SALE OF ASSETS (1250) CASE-BY-CASE

1250-1      Always vote FOR a management proposal to approve the sale of assets.

1250-2 Always vote AGAINST a management proposal to approve the sale of assets.

   ELIMINATE CUMULATIVE VOTING (1300)

1300-1 Always vote FOR a management proposal to eliminate cumulative voting.

1300-2      Always vote AGAINST a management proposal to eliminate cumulative
            voting.                                                                 X

   ADOPT CUMULATIVE VOTING (1301)

1301-1      Always vote FOR a management proposal to adopt cumulative voting.       X

1301-2 Always vote AGAINST a management proposal to adopt cumulative voting.

   ADOPT DIRECTOR LIABILITY PROVISION (1310)

1310-1      Always vote FOR a management proposal to limit the liability of
            directors.                                                              X

1310-2 Always vote AGAINST a management proposal to limit the liability of directors.

   AMEND DIRECTOR LIABILITY PROVISION (1311)

1311-1      Always vote FOR a management proposal to amend director liability
            provisions.                                                             X

1311-2 Always vote AGAINST a management proposal to amend director liability provisions.

   ADOPT INDEMNIFICATION PROVISION (1320)

1320-1      Always vote FOR a management proposal to indemnify directors and
            officers.                                                               X

1320-2 Always vote AGAINST a management proposal to indemnify directors and officers.

   AMEND INDEMNIFICATION PROVISION (1321)

1321-1      Always vote FOR a management proposal to amend provisions concerning
            the indemnification of directors and officers.                          X

1321-2 Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.

   APPROVE BOARD SIZE (1332)

1332-1      Always vote FOR a management proposal to set the board size.            X

1332-2      Always vote AGAINST a management proposal to set the board size.

1332-3 Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.

1332-4 Vote AGAINST IF the proposed maximum board size is greater than XX directors.

1332-5 Vote AGAINST IF the proposed minimum board size is less than XX directors.

1332-6      Vote AGAINST IF the board will consist of more than XX directors.

1332-7      Vote AGAINST IF the board will consist of fewer than XX directors.

   NO SHAREHOLDER APPROVAL TO FILL VACANCY (1340)

1340-1      Always vote FOR a management proposal to allow the directors to fill
            vacancies on the board without shareholder approval.                    X

1340-2 Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

   GIVE BOARD AUTHORITY TO SET BOARD SIZE (1341)

1341-1      Always vote FOR a management proposal to give the board the authority to set the size of the board as needed without shareholder
            approval.                                                               X

1341-2 Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

   REMOVAL OF DIRECTORS (1342) CASE-BY-CASE

1342-1 Always vote FOR a management proposal regarding the removal of directors.

1342-2 Always vote AGAINST a management proposal regarding the removal of directors.

1342-3 Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.

1342-4 Vote AGAINST IF the proposal would allow for the removal of directors without cause.

   APPROVE NON-TECHNICAL CHARTER AMENDMENTS (1350) CASE-BY-CASE

1350-1 Always vote FOR a management proposal to approve non-technical amendments to the company's certificate of incorporation.

1350-2 Always vote AGAINST a management proposal to approve non-technical amendments to the company's certificate of incorporation.

1350-3 Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.

   APPROVE NON-TECHNICAL BYLAW AMENDMENTS (1351) CASE-BY-CASE

1351-1 Always vote FOR a management proposal to approve non-technical amendments to the company's bylaws.

1351-2 Always vote AGAINST a management proposal to approve non-technical amendments to the company's bylaws.

1351-3 Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.

   APPROVE CLASSIFIED BOARD (1400)

1400-1      Always vote FOR a management proposal to adopt a classified board.

1400-2      Always vote AGAINST a management proposal to adopt a classified
            board.                                                                  X

1400-3      Vote AGAINST IF the company has cumulative voting.

1400-4      Vote AGAINST IF the company has adopted a shareholder rights plan
            (poison pill).

   AMEND CLASSIFIED BOARD (1401) CASE-BY-CASE

1401-1      Always vote FOR a management proposal to amend a classified board.

1401-2 Always vote AGAINST a management proposal to amend a classified board.

   REPEAL CLASSIFIED BOARD (1402)

1402-1      Always vote FOR a management proposal to repeal a classified board.     X

1402-2 Always vote AGAINST a management proposal to repeal a classified board.

   ADOPT POISON PILL (1410)

1410-1 Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).

1410-2      Always vote AGAINST a management proposal to ratify or adopt a
            shareholder rights plan (poison pill).                                  X

1410-3      Vote AGAINST IF the poison pill contains a "dead-hand" provision.

1410-4      Vote AGAINST IF the company has a classified board.

1410-5      Vote AGAINST IF the poison pill does not have a "sunset" provision.

1410-6      Vote AGAINST IF the poison pill does not have a TIDE provision.

1410-7      Vote AGAINST IF the poison pill trigger is less than XX%.

   REDEEM POISON PILL (1411)

1411-1      Always vote FOR a management proposal to redeem a shareholder rights
            plan (poison pill).                                                     X

1411-2 Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).

   ELIMINATE SPECIAL MEETING (1420)

1420-1 Always vote FOR a management proposal to eliminate shareholders' right to call a special meeting.

1420-2      Always vote AGAINST a management proposal to eliminate shareholders'
            right to call a special meeting.                                        X

   LIMIT SPECIAL MEETING (1421)

1421-1 Always vote FOR a management proposal to limit shareholders' right to call a special meeting.

1421-2 Always vote AGAINST a management proposal to limit shareholders' right to call a special meeting.

1421-3      Vote AGAINST IF the limitation requires more than 50% of the
            outstanding shares to call a special meeting.                           X

   RESTORE SPECIAL MEETING (1422)

1422-1      Always vote FOR a management proposal to restore shareholders' right
            to call a special meeting.                                              X

1422-2 Always vote AGAINST a management proposal to restore shareholders' right to call a special meeting.

   ELIMINATE WRITTEN CONSENT (1430)

1430-1 Always vote FOR a management proposal to eliminate shareholders' right to act by written consent.

1430-2      Always vote AGAINST a management proposal to eliminate shareholders'
            right to act by written consent.                                        X

   LIMIT WRITTEN CONSENT (1431) CASE-BY-CASE

1431-1 Always vote FOR a management proposal to limit shareholders' right to act by written consent.

1431-2 Always vote AGAINST a management proposal to limit shareholders' right to act by written consent.

1431-3 Vote AGAINST IF the limitation requires written consent of more than XX% of the outstanding shares.

   RESTORE WRITTEN CONSENT (1432)

1432-1      Always vote FOR a management proposal to restore shareholders' right
            to act by written consent.                                              X

1432-2 Always vote AGAINST a management proposal to restore shareholders' right to act by written consent.

   ADOPT SUPERMAJORITY REQUIREMENT (1440)

1440-1 Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.

1440-2      Always vote AGAINST a management proposal to establish a
            supermajority vote provision to approve merger or other business
            combination.                                                            X

1440-3 Vote AGAINST IF the required vote is more than XX% of the outstanding shares.

   AMEND SUPERMAJORITY REQUIREMENT (1443) CASE-BY-CASE

1443-1 Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.

1443-2 Vote AGAINST IF the amendment would increase the vote required to approve the transaction.

1443-3      Vote AGAINST IF the amendment increases the vote requirement above
            XX% of the outstanding shares.

   ELIMINATE SUPERMAJORITY REQUIREMENT (1444)

1444-1      Always vote FOR a management proposal to eliminate a supermajority
            vote provision to approve merger or other business combination.         X

1444-2 Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

   ADOPT SUPERMAJORITY LOCK-IN (1445)

1445-1 Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1445-2      Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter
            provisions.                                                             X

1445-3 Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.

1445-4 Vote AGAINST IF the proposal would result in establishing a complete lock-in on all of the charter and bylaw provisions.

   AMEND SUPERMAJORITY LOCK-IN (1446)

1446-1 Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1446-2 Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1446-3      Vote AGAINST IF the changes would increase the vote requirement
            above 50% of the outstanding shares.                                    X

1446-4 Vote AGAINST IF the changes would result in a complete lock-in on all of the charter and bylaw provisions.

   ELIMINATE SUPERMAJORITY LOCK-IN (1447)

1447-1      Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter
            provisions.                                                             X

1447-2 Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

   CONSIDER NON-FINANCIAL EFFECTS OF MERGER (1450)

1450-1      Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than
            the interests of shareholders in assessing a takeover bid.              X

1450-2 Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.

   ADOPT FAIR PRICE PROVISION (1460)

1460-1      Always vote FOR a management proposal that establishes a fair price
            provision.                                                              X

1460-2 Always vote AGAINST a management proposal that establishes a fair price provision.

   AMEND FAIR PRICE PROVISION (1461) CASE-BY-CASE

1461-1 Always vote FOR a management proposal to amend a fair price provision.

1461-2 Always vote AGAINST a management proposal to amend a fair price provision.

   REPEAL FAIR PRICE PROVISION (1462)

1462-1 Always vote FOR a management proposal to repeal a fair price provision.

1462-2      Always vote AGAINST a management proposal to repeal a fair price
            provision.                                                              X

   ADOPT ANTI-GREENMAIL PROVISION (1470)

1470-1      Always vote FOR a management proposal to limit the payment of
            greenmail.                                                              X

1470-2 Always vote AGAINST a management proposal to limit the payment of greenmail.

   ADOPT ADVANCE NOTICE REQUIREMENT (1480)

1480-1      Always vote FOR a management proposal to adopt advance notice
            requirements.                                                           X

1480-2 Always vote AGAINST a management proposal to adopt advance notice requirements.

1480-3 Vote AGAINST IF the provision requires advance notice for director nominations.

1480-4 Vote AGAINST IF the provision requires advance notice of more than XX days.

   OPT OUT OF STATE TAKEOVER LAW (1490) CASE-BY-CASE

1490-1 Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.

1490-2 Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.

   OPT INTO STATE TAKEOVER LAW (1491) CASE-BY-CASE

1491-1 Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.

1491-2 Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

   ADOPT STOCK OPTION PLAN (1500)

1500-1 Always vote FOR a management proposal to adopt a stock option plan for employees.

1500-2 Always vote AGAINST a management proposal to adopt a stock option plan for employees.

1500-3 Vote AGAINST IF the plan dilution is more than XX% of outstanding common stock.

1500-4      Vote AGAINST IF the minimum equity overhang of all plans is more
            than 10% of outstanding common stock.                                   X

1500-5 Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.

1500-6      Vote AGAINST IF the plan permits pyramiding.

1500-7      Vote AGAINST IF the plan allows for the repricing or replacement of
            underwater options.                                                     X

1500-8 Vote AGAINST IF the plan allows for non-qualified options to be priced at less than XX% of the fair market value on the grant date.

1500-9      Vote AGAINST IF the plan has a share replenishment feature
            (evergreen plan) - that is, it adds a specified number or percentage of outstanding shares for awards each year.

1500-10 Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.

1500-11 Vote AGAINST IF the plan permits time-lapsing restricted stock awards.

1500-12 Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.

1500-13     Vote AGAINST IF the plan contains change-in-control provisions.

1500-14 Vote AGAINST IF the plan administrator may provide loans to exercise awards.

1500-15 Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.

1500-16 Vote AGAINST IF the plan administrator may grant reloaded stock options.

1500-17 Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.

1500-18     Vote AGAINST IF the options granted to the top 5 executives exceed
            XX% of options granted in the past fiscal year.

1500-19 Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.

1500-20     Vote AGAINST IF the company does not expense stock options.

   AMEND STOCK OPTION PLAN (1501) CASE-BY-CASE

1501-1 Always vote FOR a management proposal to amend a stock option plan for employees.

1501-2 Always vote AGAINST a management proposal to amend a stock option plan for employees.

1501-3 Vote AGAINST IF the plan would allow options to be priced at less than XX% fair market value on the grant date.

1501-4 Vote AGAINST IF the amendment allows for the repricing or replacement of underwater options.

1501-5 Vote AGAINST IF the amendment extends post-retirement exercise period.

1501-6 Vote AGAINST IF the amendment enhances existing change-in-control features or adds such provisions.

1501-7 Vote AGAINST IF the amendment adds time-lapsing restricted stock awards to those granted.

1501-8 Vote AGAINST IF the amendment increases the per employee limit for awards.

1501-9 Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on non-option awards.

   ADD SHARES TO STOCK OPTION PLAN (1502)

1502-1 Always vote FOR a management proposal to add shares to a stock option plan for employees.

1502-2 Always vote AGAINST a management proposal to add shares to a stock option plan for employees.

1502-3 Vote AGAINST IF the plan dilution is more than XX% of outstanding common stock.

1502-4      Vote AGAINST IF the minimum equity overhang of all plans is more
            than 10% of total outstanding common stock.                             X

1502-5 Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.

1502-6      Vote AGAINST IF the plan permits pyramiding.

1502-7 Vote AGAINST IF the company allows for the repricing or replacement of underwater options.

1502-8 Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value on the grant date.

1502-9      Vote AGAINST IF the plan has a share replenishment feature
            (evergreen plan) - that is, it adds a specified number or percentage of outstanding shares for awards each year.

1502-10 Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.

1502-11 Vote AGAINST IF the plan permits awards of time-lapsing restricted stock.

1502-12 Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.

1502-13     Vote AGAINST IF the plan contains change-in-control provisions.

1502-14 Vote AGAINST IF the plan administrator may provide loans to exercise awards.

1502-15 Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.

1502-16 Vote AGAINST IF the plan administrator may grant reloaded stock options.

1502-17 Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.

1502-18     Vote AGAINST IF the options granted to the top 5 executives exceed
            XX% of options granted in the past fiscal year.

1502-19 Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.

1502-20     Vote AGAINST IF the company does not expense stock options.

   LIMIT ANNUAL AWARDS (1503)

1503-1      Always vote FOR a management proposal to limit per-employee annual
            option awards.                                                          X

1503-2 Vote AGAINST IF the per-employee limit is more than XX shares per year.

1503-3 Vote AGAINST IF the aggregate per-employee limit is more than XX shares over the life of the plan.

   EXTEND TERM OF STOCK OPTION PLAN (1505)

1505-1 Always vote FOR a management proposal to extend the term of a stock option plan for employees.

1505-2 Always vote AGAINST a management proposal to extend the term of a stock option plan for employees.

1505-3 Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.

1505-4      Vote AGAINST IF the minimum equity overhang of all plans is more
            than 10% of outstanding common stock.                                   X

1505-5      Vote AGAINST IF the plan permits pyramiding.

1505-6 Vote AGAINST IF the plan allows repricing or replacement of underwater options.

1505-7 Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value.

1505-8 Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.

1505-9 Vote AGAINST IF the plan permits time-lapsing restricted stock awards.

1505-10 Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.

1505-11     Vote AGAINST IF the plan contains change-in-control provisions.

1505-12 Vote AGAINST IF the plan administrator may provide loans to exercise awards.

1505-13 Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.

1505-14 Vote AGAINST IF the plan administrator may grant reloaded stock options.

1505-15 Vote AGAINST IF the company repriced or replaced underwater options in the past fiscal year.

1505-16     Vote AGAINST IF the options granted to the top 5 executives exceed
            XX % of the options granted in the past fiscal year.

1505-17 Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.

1505-18     Vote AGAINST IF the company does not expense stock options.

   ADOPT DIRECTOR STOCK OPTION PLAN (1510)

1510-1 Always vote FOR a management proposal to adopt a stock option plan for non-employee directors.

1510-2 Always vote AGAINST a management proposal to adopt a stock option plan for non-employee directors.

1510-3 Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value.

1510-4 Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.

1510-5      Vote AGAINST IF the minimum potential dilution of all plans is more
            than 10% of the outstanding common equity.                              X

1510-6      Vote AGAINST IF the plan authorizes 5 or more types of awards.

1510-7 Vote AGAINST IF the plan allows for non-formula discretionary awards.

1510-8      Vote AGAINST IF the plan includes an incentive to receive shares.

1510-9 Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.

1510-10     Vote AGAINST IF the company does not expense stock options.

   AMEND DIRECTOR STOCK OPTION PLAN (1511) CASE-BY-CASE

1511-1 Always vote FOR a management proposal to amend a stock option plan for non-employee directors.

1511-2 Always vote AGAINST a management proposal to amend a stock option plan for non-employee directors.

1511-3 Vote AGAINST IF the amendment increases the size of the option awards.

1511-4 Vote AGAINST IF the amendment would authorize 5 or more types of awards.

1511-5 Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.

1511-6 Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.

   ADD SHARES TO DIRECTOR STOCK OPTION PLAN (1512) CASE-BY-CASE

1512-1 Always vote FOR a management proposal to add shares to a stock option plan for non-employee directors.

1512-2 Always vote AGAINST a management proposal to add shares to a stock option plan for non-employee directors.

1512-3 Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value.

1512-4 Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.

1512-5 Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.

1512-6      Vote AGAINST IF the plan authorizes 5 or more types of awards.

1512-7 Vote AGAINST IF the proposed plan allows for non-formula discretionary awards.

1512-8 Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

1512-9 Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.

1512-10     Vote AGAINST IF the company does not expense stock options.

   ADOPT EMPLOYEE STOCK PURCHASE PLAN (1520)

1520-1      Always vote FOR a management proposal to adopt an employee stock
            purchase plan.                                                          X

1520-2 Vote AGAINST IF the plan allows employees to purchase stock at less than XX% the fair market value.

1520-3 Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.

1520-4 Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than XX% of the outstanding common equity.

   AMEND EMPLOYEE STOCK PURCHASE PLAN (1521) CASE-BY-CASE

1521-1 Always vote FOR a management proposal to amend an employee stock purchase plan.

1521-2 Vote AGAINST IF the plan allows employees to purchase stock at less than XX% of the fair market value.

   ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN (1522)

1522-1      Always vote FOR a management proposal to add shares to an employee
            stock purchase plan.                                                    X

1522-2 Vote AGAINST IF the plan allows employees to purchase stock at less than XX% of the fair market value.

1522-3 Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.

1522-4 Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than XX% of the outstanding common equity.

   ADOPT STOCK AWARD PLAN (1530)

1530-1      Always vote FOR a management proposal to adopt a stock award plan
            for executives.                                                         X

1530-2 Always vote AGAINST a management proposal to adopt a stock award plan for executives.

1530-3      Vote AGAINST IF the awards vest solely on tenure.

1530-4 Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.

1530-5 Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.

1530-6 Vote AGAINST IF the equity overhang including this proposal exceeds the 75th percentile of the company's peer group.

   AMEND STOCK AWARD PLAN (1531) CASE-BY-CASE

1531-1 Always vote FOR a management proposal to amend a stock award plan for executives.

1531-2 Always vote AGAINST a management proposal to amend a stock award plan for executives.

1531-3 Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.

1531-4 Vote AGAINST IF the amendment increases the per-employee limit for awards.

   ADD SHARES TO STOCK AWARD PLAN (1532) CASE-BY-CASE

1532-1 Always vote FOR a management proposal to add shares to a stock award plan for executives.

1532-2 Always vote AGAINST a management proposal to add shares to a stock award plan for executives.

1532-3      Vote AGAINST IF the awards vest solely on tenure.

1532-4 Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.

1532-5 Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.

1532-6 Vote AGAINST IF the equity overhang including this proposal exceeds the 75th percentile of the company's peer group.

   ADOPT DIRECTOR STOCK AWARD PLAN (1540)

1540-1 Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.

1540-2 Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.

1540-3 Vote AGAINST IF the vesting is based solely on tenure or if the shares are unrestricted when granted.

1540-4      Vote AGAINST IF the plan dilution is more than 10% of the
            outstanding common equity.                                              X

1540-5 Vote AGAINST IF the minimum potential dilution for all plans is more than XX% of the outstanding common equity.

1540-6 Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.

1540-7 Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.

   AMEND DIRECTOR STOCK AWARD PLAN (1541) CASE-BY-CASE

1541-1 Always vote FOR a management proposal to amend a stock award plan for non-employee directors.

1541-2 Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.

1541-3      Vote AGAINST IF the amendment increases the award size.

1541-4 Vote AGAINST IF the amendment allows stock awards with no tenure or performance-based vesting.

1541-5 Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.

1541-6 Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.

   ADD SHARES TO DIRECTOR STOCK AWARD PLAN (1542)

1542-1 Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.

1542-2 Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.

1542-3 Vote AGAINST IF the vesting is based on tenure or if the shares are unrestricted when granted.

1542-4      Vote AGAINST IF the plan dilution is more than 10% of the
            outstanding common equity.                                              X

1542-5 Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.

1542-6 Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.

1542-7 Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

   APPROVE ANNUAL BONUS PLAN (1560)

1560-1      Always vote FOR a management proposal to approve an annual bonus
            plan.                                                                   X

1560-2 Always vote AGAINST a management proposal to approve an annual bonus plan.

1560-3      Vote AGAINST IF the maximum per-employee payout is not disclosed.

1560-4 Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant's base salary.

1560-5 Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.

1560-6      Vote AGAINST IF the performance criteria is not disclosed.

   APPROVE SAVINGS PLAN (1561)

1561-1      Always vote FOR a management proposal to adopt a savings plan.          X

1561-2      Always vote AGAINST a management proposal to adopt a savings plan.

   APPROVE OPTION/STOCK AWARDS (1562) CASE-BY-CASE

1562-1 Always vote FOR a management proposal to grant a one-time option/stock award.

1562-2 Always vote AGAINST a management proposal to grant a one-time option/stock award.

1562-3 Vote AGAINST IF the option/stock award is priced less than XX% of the fair market value on the grant date.

1562-4 Vote AGAINST IF the option/stock award represents dilution of more than XX% of outstanding common equity.

1562-5 Vote AGAINST IF the option/stock award is time-lapsing restricted shares.

1562-6      Vote AGAINST IF the option/stock award is unrestricted shares.

1562-7 Vote AGAINST IF the minimum equity overhang from all plans is more than XX% of the common equity.

1562-8 Vote AGAINST IF the company's overhang, including this proposal, exceeds the 75th percentile of its peer group.

   ADOPT DEFERRED COMPENSATION PLAN (1563)

1563-1      Always vote FOR a management proposal to adopt a deferred
            compensation plan.                                                      X

1563-2 Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.

1563-3 Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.

1563-4 Vote AGAINST IF the dilution is more than XX% of the outstanding common equity.

   APPROVE LONG-TERM BONUS PLAN (1564)

1564-1      Always vote FOR a management proposal to approve a long-term bonus
            plan.                                                                   X

1564-2 Always vote AGAINST a management proposal to approve a long-term bonus plan.

1564-3      Vote AGAINST IF the maximum per-employee payout is not disclosed.

1564-4 Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than XX% of the participant's base salary.

1564-5 Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.

1564-6 Vote AGAINST IF the proposal creates dilution of more than XX% of the outstanding common equity.

1564-7      Vote AGAINST IF the performance criteria is not disclosed.

   APPROVE EMPLOYMENT AGREEMENTS (1565) CASE-BY-CASE

1565-1 Always vote FOR a management proposal to approve an employment agreement or contract.

1565-2 Always vote AGAINST a management proposal to approve an employment agreement or contract.

   AMEND DEFERRED COMPENSATION PLAN (1566) CASE-BY-CASE

1566-1 Always vote FOR a management proposal to amend a deferred compensation plan.

1566-2 Always vote AGAINST a management proposal to amend a deferred compensation plan.

   EXCHANGE UNDERWATER OPTIONS (1570)

1570-1      Always vote FOR a management proposal to exchange underwater options
            (options with a per-share exercise price that exceeds the underlying stock's current market price).

1570-2      Always vote AGAINST a management proposal to exchange underwater
            options (options with a per-share exercise price that exceeds the       X
            underlying stock's current market price).

1570-3 Vote AGAINST IF the 5 highest paid executives are eligible for the option exchange program.

   AMEND ANNUAL BONUS PLAN (1581) CASE-BY-CASE

1581-1      Always vote FOR a management proposal to amend an annual bonus plan.

1581-2 Always vote AGAINST a management proposal to amend an annual bonus plan.

1581-3 Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.

   RE-APPROVE OPTION/BONUS PLAN FOR OBRA (1582) CASE-BY-CASE

1582-1 Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.

1582-2 Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.

1582-3      Vote AGAINST IF the maximum per-employee payout is not disclosed.

1582-4      Vote AGAINST IF the performance criteria is not disclosed.

1582-5 Vote AGAINST IF the company repriced or replaced options in the past fiscal year.

   AMEND LONG-TERM BONUS PLAN (1586) CASE-BY-CASE

1586-1 Always vote FOR a management proposal to amend a long-term bonus plan.

1586-2 Always vote AGAINST a management proposal to amend a long-term bonus plan.

1586-3      Vote AGAINST IF the plan increases the per-employee maximum bonus.

            SHAREHOLDER PROPOSALS

   SP-SHAREHOLDER APPROVAL OF AUDITORS (2000)

2000-1 Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.

2000-2      Always vote AGAINST a shareholder proposal calling for stockholder
            ratification of auditors.                                               X

   SP-AUDITORS MUST ATTEND ANNUAL MEETING (2001)

2001-1 Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.

2001-2      Always vote AGAINST a shareholder proposal calling for the auditors
            to attend the annual meeting.                                           X

   SP-LIMIT CONSULTING BY AUDITORS (2002)

2002-1      Always vote FOR a shareholder proposal calling for limiting
            consulting by auditors.                                                 X

2002-2 Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.

   SP-ROTATE AUDITORS (2003)

2003-1 Always vote FOR a shareholder proposal calling for the rotation of auditors.

2003-2      Always vote AGAINST a shareholder proposal calling for the rotation
            of auditors.                                                            X

   SP-RESTORE PREEMPTIVE RIGHTS (2010)

2010-1      Always vote FOR a shareholder proposal to restore preemptive rights.    X

2010-2 Always vote AGAINST a shareholder proposal to restore preemptive rights.

   SP-STUDY SALE OR SPIN-OFF (2030)

2030-1 Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

2030-2      Always vote AGAINST a shareholder proposal asking the company to
            study sales, spin-offs or other strategic alternatives.                 X

   SP-ADOPT CONFIDENTIAL VOTING (2100)

2100-1      Always vote FOR a shareholder proposal asking the board to adopt
            confidential voting and independent tabulation of the proxy ballots.    X

2100-2 Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

   SP-COUNTING SHAREHOLDER VOTES (2101)

2101-1      Always vote FOR a shareholder proposal asking the company to refrain
            from counting abstentions and broker non-votes in vote tabulations.     X

2101-2 Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

   SP-NO DISCRETIONARY VOTING (2102)

2102-1      Always vote FOR a shareholder proposal to eliminate the company's
            discretion to vote unmarked proxy ballots.                              X

2102-2 Always vote AGAINST a shareholder proposal to eliminate the company's discretion to vote unmarked proxy ballots.

   SP-EQUAL ACCESS TO THE PROXY (2110)

2110-1 Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.

2110-2      Always vote AGAINST a shareholder proposal to provide equal access
            to the proxy materials for shareholders.                                X

2110-3 Vote AGAINST IF the ballot will become open to shareholders' nominees.

2110-4      Vote AGAINST IF the change will allow shareholder statements.

   SP-IMPROVE MEETING REPORTS (2120)

2120-1 Always vote FOR a shareholder proposal to improve annual meeting reports.

2120-2      Always vote AGAINST a shareholder proposal to improve annual meeting
            reports.                                                                X

   SP-CHANGE ANNUAL MEETING LOCATION (2130)

2130-1 Always vote FOR a shareholder proposal to change the annual meeting location.

2130-2      Always vote AGAINST a shareholder proposal to change the annual
            meeting location.                                                       X

   SP-CHANGE ANNUAL MEETING DATE (2131)

2131-1 Always vote FOR a shareholder proposal to change the annual meeting date.

2131-2      Always vote AGAINST a shareholder proposal to change the annual
            meeting date.                                                           X

   SP-BOARD INCLUSIVENESS (2201)

2201-1 Always vote FOR a shareholder proposal asking the board to include more women and minorities as directors.

2201-2      Always vote AGAINST a shareholder proposal asking the board to
            include more women and minorities as directors.                         X

   SP-INCREASE BOARD INDEPENDENCE (2202)

2202-1      Always vote FOR a shareholder proposal seeking to increase board
            independence.                                                           X

2202-2 Always vote AGAINST a shareholder proposal seeking to increase board independence.

   SP-DIRECTOR TENURE/RETIREMENT AGE (2203)

2203-1 Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

2203-2      Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement
            or tenure policy.                                                       X

2203-3 Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.

2203-4 Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.

   SP-MINIMUM STOCK OWNERSHIP BY DIRECTORS (2204)

2204-1      Always vote FOR a shareholder proposal to require minimum stock
            ownership by directors.                                                 X

2204-2 Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.

2204-3 Vote AGAINST IF the minimum level of ownership required is more than XX shares.

   SP-ALLOW UNION/EMPLOYEE REPRESENTATIVES ON THE BOARD (2205)

2205-1 Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.

2205-2      Always vote AGAINST a shareholder proposal that seeks to provide for
            union or employee representatives on the board of directors.            X

   SP-DIRECTORS' ROLE IN CORPORATE STRATEGY (2206) CASE-BY-CASE

2206-1 Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan.

2206-2 Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan.

   SP-INCREASE NOMINATING COMMITTEE INDEPENDENCE (2210)

2210-1      Always vote FOR a shareholder proposal to increase the independence
            of the nominating committee.                                            X

2210-2 Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.

   SP-CREATE NOMINATING COMMITTEE (2211)

2211-1      Always vote FOR a shareholder proposal to create a nominating
            committee of the board.                                                 X

2211-2 Always vote AGAINST a shareholder proposal to create a nominating committee of the board.

2211-3 Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.

   SP-CREATE SHAREHOLDER COMMITTEE (2212)

2212-1 Always vote FOR a shareholder proposal urging the creation of a shareholder committee.

2212-2      Always vote AGAINST a shareholder proposal urging the creation of a
            shareholder committee.                                                  X

2212-3      Vote AGAINST IF the proposal is a binding bylaw amendment.

   SP-INDEPENDENT BOARD CHAIRMAN (2214)

2214-1      Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the
            non-employee directors.                                                 X

2214-2 Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

   SP-LEAD DIRECTOR (2215) CASE-BY-CASE

2215-1 Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of non-employee directors.

2215-2 Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

   SP-ADOPT CUMULATIVE VOTING (2220)

2220-1      Always vote FOR a shareholder proposal calling for the adoption of
            cumulative voting.                                                      X

2220-2 Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

   SP-REQUIRE NOMINEE STATEMENT IN PROXY (2230)

2230-1 Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.

2230-2      Always vote AGAINST a shareholder proposal to require directors to
            place a statement of candidacy in the proxy statement.                  X

   SP-DOUBLE BOARD NOMINEES (2231)

2231-1 Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.

2231-2      Always vote AGAINST a shareholder proposal to nominate two director
            candidates for each open board seat.                                    X

   SP-DIRECTOR LIABILITY (2240)

2240-1      Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or
            willful neglect.                                                        X

2240-2 Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect.

   SP-REPEAL CLASSIFIED BOARD (2300)

2300-1      Always vote FOR a shareholder proposal to repeal a classified board.    X

2300-2 Always vote AGAINST a shareholder proposal to repeal a classified board.

2300-3      Vote AGAINST IF the company does not have a shareholder rights plan
            (poison pill).

   SP-REDEEM OR VOTE ON POISON PILL (2310)

2310-1      Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a shareholder rights plan (poison
            pill).                                                                  X

2310-2 Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a shareholder rights plan
            (poison pill).

2310-3      Vote AGAINST IF the proposal seeks to redeem the rights plan.

2310-4      Vote AGAINST IF the board has an independent majority.

2310-5      Vote AGAINST IF the proposal is binding rather than merely precatory
            (advisory).

2310-6      Vote AGAINST IF the pill does not contain a dead-hand provision.

2310-7      Vote AGAINST IF the company elects the entire board annually.

   SP-ELIMINATE SUPERMAJORITY PROVISION (2320)

2320-1      Always vote FOR a shareholder proposal that seeks to eliminate
            supermajority provisions.                                               X

2320-2 Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.

   SP-REDUCE SUPERMAJORITY PROVISION (2321)

2321-1      Always vote FOR a shareholder proposal that seeks to reduce
            supermajority provisions.                                               X

2321-2 Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.

   SP-REPEAL FAIR PRICE PROVISION (2324) CASE-BY-CASE

2324-1 Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.

2324-2 Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.

   SP-RESTORE RIGHT TO CALL A SPECIAL MEETING (2325)

2325-1      Always vote FOR a shareholder proposal to restore shareholders'
            right to call a special meeting.                                        X

2325-2 Always vote AGAINST a shareholder proposal to restore shareholders' right to call a special meeting.

   SP-RESTORE RIGHT TO ACT BY WRITTEN CONSENT (2326)

2326-1      Always vote FOR a shareholder proposal to restore shareholders'
            right to act by written consent.                                        X

2326-2 Always vote AGAINST a shareholder proposal to restore shareholders' right to act by written consent.

   SP-PROHIBIT TARGETED SHARE PLACEMENT (2330) CASE-BY-CASE

2330-1 Always vote FOR a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

2330-2 Always vote AGAINST a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

   SP-OPT OUT OF STATE TAKEOVER STATUTE (2341) CASE-BY-CASE

2341-1 Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

2341-2 Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

   SP-REINCORPORATION (2342) CASE-BY-CASE

2342-1 Always vote FOR a shareholder proposal to reincorporate the company in another state.

2342-2 Always vote AGAINST a shareholder proposal to reincorporate the company in another state.

2342-3      Vote AGAINST IF the new state has stronger anti-takeover provisions.

   SP-ADOPT ANTI-GREENMAIL PROVISION (2350)

2350-1      Always vote FOR a shareholder proposal to limit greenmail payments.     X

2320-2 Always vote AGAINST a shareholder proposal to limit greenmail payments.

   SP-RESTRICT EXECUTIVE COMPENSATION (2400)

2400-1 Always vote FOR a shareholder proposal to restrict executive compensation.

2400-2      Always vote AGAINST a shareholder proposal to restrict executive
            compensation.                                                           X

2400-3 Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.

   SP-DISCLOSE EXECUTIVE COMPENSATION (2401)

2401-1      Always vote FOR a shareholder proposal to enhance the disclosure of
            executive compensation.                                                 X

2401-2 Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.

2401-3 Vote AGAINST IF the proposal extends reporting to all executives paid more than $250,000.

   SP-RESTRICT DIRECTOR COMPENSATION (2402)

2402-1 Always vote FOR a shareholder proposal to restrict director compensation.

2402-2      Always vote AGAINST a shareholder proposal to restrict director
            compensation.                                                           X

   SP-CAP EXECUTIVE PAY (2403)

2403-1      Always vote FOR a shareholder proposal to cap executive pay.

2403-2      Always vote AGAINST a shareholder proposal to cap executive pay.        X

   SP-PAY DIRECTORS IN STOCK (2405)

2405-1 Always vote FOR a shareholder proposal calling for directors to be paid with company stock.

2405-2      Always vote AGAINST a shareholder proposal calling for directors to
            be paid with company stock.                                             X

2405-3 Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.

   SP-APPROVE EXECUTIVE COMPENSATION (2406)

2406-1 Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.

2406-2      Always vote AGAINST a shareholder proposal calling for shareholder
            votes on executive pay.                                                 X

   SP-RESTRICT DIRECTOR PENSIONS (2407)

2407-1      Always vote FOR a shareholder proposal calling for the termination
            of director retirement plans.                                           X

2407-2 Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

   SP-REVIEW/REPORT ON/LINK EXECUTIVE PAY TO SOCIAL PERFORMANCE (2408)

2408-1 Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.

2408-2      Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to
            non-financial criteria, particularly social criteria.                   X

2408-3 Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.

   SP-NO REPRICING OF UNDERWATER OPTIONS (2409)

2409-1      Always vote FOR a shareholder proposal seeking shareholder approval
            to reprice or replace underwater stock options.                         X

2409-2 Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.

2409-3 Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.

   SP-GOLDEN PARACHUTES (2414)

2414-1      Always vote FOR a shareholder proposal calling for a ban or
            shareholder votes on future golden parachutes.                          X

2414-2 Always vote AGAINST a shareholder proposal calling for a ban or shareholder votes on future golden parachutes.

2414-3 Vote FOR IF the current potential payout exceeds XX.XX times one or more of the executives' salary and bonus.

   SP-AWARD PERFORMANCE-BASED STOCK OPTIONS (2415) CASE-BY-CASE

2415-1 Always vote FOR a shareholder proposal seeking to award performance-based stock options.

2415-2 Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

   SP-EXPENSE STOCK OPTIONS (2416)

2416-1      Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the
            company in the company's annual income statement.                       X

2416-2 Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement.

   SP-PENSION FUND SURPLUS (2417) CASE-BY-CASE

2417-1 Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.

2417-2 Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.

   SP-CREATE COMPENSATION COMMITTEE (2420)

2420-1      Always vote FOR a shareholder proposal to create a compensation
            committee.                                                              X

2420-2 Always vote AGAINST a shareholder proposal to create a compensation committee.

   SP-HIRE INDEPENDENT COMPENSATION CONSULTANT (2421) CASE-BY-CASE

2421-1 Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

2421-2 Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

   SP-INCREASE COMPENSATION COMMITTEE INDEPENDENCE (2422)

2422-1      Always vote FOR a shareholder proposal to increase the independence
            of the compensation committee.                                          X

2422-2 Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

   SP-INCREASE AUDIT COMMITTEE INDEPENDENCE (2500)

2500-1      Always vote FOR a shareholder proposal to increase the independence
            of the audit committee.                                                 X

2500-2 Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.

   SP-INCREASE KEY COMMITTEE INDEPENDENCE (2501)

2501-1      Always vote FOR a shareholder proposal to increase the independence
            of key committees.                                                      X

2501-2 Always vote AGAINST a shareholder proposal to increase the independence of key committees.

                             SOCIAL ISSUE PROPOSALS

   SP-DEVELOP/REPORT ON HUMAN RIGHTS POLICY (3000)

3000-1 Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.

3000-2      Always vote AGAINST a shareholder proposal that asks the company to
            develop or report on human rights policies.                             X

3000-3 Vote AGAINST IF the company does not operate in countries of concern.

   SP-REVIEW OPERATIONS' IMPACT ON LOCAL GROUPS (3005)

3005-1 Always vote FOR a shareholder proposal that asks the company to review its operations' impact on local groups.

3005-2      Always vote AGAINST a shareholder proposal that asks the company to
            review its operations' impact on local groups.                          X

   SP-BURMA-LIMIT OR END OPERATIONS (3030)

3030-1 Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.

3030-2      Always vote AGAINST a shareholder proposal that asks the company to
            limit or end operations in Burma.                                       X

3030-3 Vote AGAINST IF the company's operations are de minimus and do not involve oil or mining.

3030-4 Vote AGAINST IF the company does not contract directly with the Burmese government.

   SP-BURMA-REVIEW OPERATIONS (3031)

3031-1 Always vote FOR a shareholder proposal that asks management to review operations in Burma.

3031-2      Always vote AGAINST a shareholder proposal that asks management to
            review operations in Burma.                                             X

   SP-CHINA-NO USE OF FORCED LABOR (3040)

3040-1 Always vote FOR a shareholder proposal that asks management to certify that company operations are free of forced labor.

3040-2      Always vote AGAINST a shareholder proposal that asks management to
            certify that company operations are free of forced labor.               X

   SP-CHINA-ADOPT CODE OF CONDUCT (3041)

3041-1 Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

3041-2      Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the
            U.S. Business Principles for Human Rights of Workers in China.          X

3041-3      Vote AGAINST IF the company has de minimus operations involving
            China.

   SP-REVIEW MILITARY CONTRACTING CRITERIA (3100)

3100-1 Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-2      Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and
            to govern the execution of the contracts.                               X

3100-3 Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.

   SP-REVIEW ECONOMIC CONVERSION (3110)

3110-1 Always vote FOR a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for commercial markets.

3110-2      Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for commercial
            markets.                                                                X

3110-3 Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.

   SP-REVIEW SPACE WEAPONS (3120)

3120-1 Always vote FOR a shareholder proposal that asks management to report on the company's government contracts for the development of ballistic missile defense technologies and related space systems.

3120-2      Always vote AGAINST a shareholder proposal that asks management to report on the company's government contracts for the development
            of ballistic missile defense technologies and related space systems.    X

   SP-REVIEW FOREIGN MILITARY SALES (3130)

3130-1 Always vote FOR a shareholder proposal that asks management to report on the company's foreign military sales or foreign offset activities.

3130-2      Always vote AGAINST a shareholder proposal that asks management to report on the company's foreign  military sales or foreign offset
            activities.                                                             X

3130-3 Vote AGAINST IF all of the company's current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S.
            government exclusively.

   SP-LIMIT OR END NUCLEAR WEAPONS PRODUCTION (3150)

3150-1 Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.

3150-2      Always vote AGAINST a shareholder proposal that asks management to
            limit or end nuclear weapons production.                                X

   SP-REVIEW NUCLEAR WEAPONS PRODUCTION (3151)

3151-1 Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.

3151-2      Always vote AGAINST a shareholder proposal that asks management to
            review nuclear weapons production.                                      X

   SP-REVIEW CHARITABLE GIVING POLICY (3210)

3210-1 Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.

3210-2      Always vote AGAINST a shareholder proposal that asks the company to
            establish shareholder-designated contribution programs.                 X

3210-3 Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.

   SP-LIMIT OR END CHARITABLE GIVING (3215)

3215-1 Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.

3215-2      Always vote AGAINST a shareholder proposal that asks the company to
            limit or end charitable giving.                                         X

3215-3 Vote AGAINST IF the company's giving is not excessive or the proposal would end all giving.

   SP-REVIEW POLITICAL SPENDING (3220)

3220-1 Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.

3220-2      Always vote AGAINST a shareholder proposal that asks the company to
            increase disclosure of political spending and activities.               X

3220-3 Vote AGAINST IF the information requested is already easily available or if compliance is costly.

   SP-LIMIT OR END POLITICAL SPENDING (3221)

3221-1 Always vote FOR a shareholder proposal that asks the company to limit or end political spending.

3221-2      Always vote AGAINST a shareholder proposal that asks the company to
            limit or end political spending.                                        X

3221-3 Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.

   SP-DISCLOSE PRIOR GOVERNMENT SERVICE (3222)

3222-1 Always vote FOR a shareholder proposal requesting disclosure of company executives' prior government service.

3222-2      Always vote AGAINST a shareholder proposal requesting disclosure of
            company executives' prior government service.                           X

   SP-AFFIRM POLITICAL NONPARTISANSHIP (3224)

3224-1 Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.

3224-2      Always vote AGAINST a shareholder proposal requesting affirmation of
            political nonpartisanship.                                              X

   SP-REVIEW TOBACCO MARKETING (3300)

3300-1 Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.

3300-2      Always vote AGAINST a shareholder proposal that asks management to
            report on or change tobacco product marketing practices.                X

3300-3 Vote AGAINST IF no relevant studies suggest the company's practices promote illegal sales to minors.

3300-4 Vote AGAINST IF the proposal deals with marketing to specific target groups.

3300-5      Vote AGAINST IF the proposal deals with marketing practices abroad.

3300-6 Vote AGAINST IF the proposal deals with criteria or codes for tobacco ads.

3300-7      Vote AGAINST IF the proposal calls for action beyond reporting.

   SP-SEVER LINKS WITH TOBACCO INDUSTRY (3307)

3307-1 Always vote FOR a shareholder proposal to sever links with the tobacco industry.

3307-2      Always vote AGAINST a shareholder proposal to sever links with the
            tobacco industry.                                                       X

3307-3      Vote AGAINST IF the company is submitted to a tobacco company.

3307-4      Vote AGAINST IF the company is NOT a health care company.

3307-5      Vote AGAINST IF the company has retail outlets for tobacco products.

3307-6 Vote AGAINST IF the company provides products to the tobacco industry.

3307-7 Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.

3307-8      Vote AGAINST IF the proposal concerns tobacco farmers.

   SP-REVIEW OR REDUCE TOBACCO HARM TO HEALTH (3308)

3308-1 Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.

3308-2      Always vote AGAINST a shareholder proposal that asks the company to
            review or reduce tobacco harm to health.                                X

3308-3 Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.

3308-4 Vote AGAINST IF the proposal concerns research or changes to product ingredients.

3308-5 Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.

   SP-REVIEW OR PROMOTE ANIMAL WELFARE (3320)

3320-1 Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.

3320-2      Always vote AGAINST a shareholder proposal that asks management to
            review or promote animal welfare.                                       X

3320-3 Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.

   SP-REVIEW DRUG PRICING OR DISTRIBUTION (3340)

3340-1 Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.

3340-2      Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or
            distribution.                                                           X

3340-3      Vote AGAINST IF the proposal asks for more than a report.

3340-4      Vote AGAINST IF the proposal relates only to domestic pricing.

   SP-OPPOSE EMBRYO/FETAL DESTRUCTION (3350)

3350-1 Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.

3350-2      Always vote AGAINST a shareholder proposal that asks the company to
            take action on embryo or fetal destruction.                             X

   SP-REVIEW NUCLEAR FACILITY/WASTE (3400)

3400-1 Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.

3400-2      Always vote AGAINST a shareholder proposal that asks the company to
            review or report on nuclear facilities or nuclear waste.                X

3400-3      Vote AGAINST IF the proposal asks for action beyond reporting.

3400-4 Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.

   SP-REVIEW ENERGY EFFICIENCY & RENEWABLES (3410)

3410-1 Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.

3410-2      Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development
            or use of solar and wind power, or its energy efficiency.               X

3410-3      Vote AGAINST IF the proposal asks for more than a report.

   SP-ENDORSE CERES PRINCIPLES (3420)

3420-1 Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.

3420-2      Always vote AGAINST a shareholder proposal that asks management to
            endorse the Ceres principles.                                           X

3420-3 Vote AGAINST IF the company has well-established environmental management practices.

3420-4 Vote AGAINST IF the company has an average or better environmental performance record.

   SP-CONTROL GENERATION OF POLLUTANTS (3422)

3422-1 Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).

3422-2      Always vote AGAINST a shareholder proposal that asks the company to
            control generation of pollutant(s).                                     X

3422-3      Vote AGAINST IF the proposal asks for action beyond reporting.

3422-4 Vote AGAINST IF the company reports its emissions and plans to limit their future growth.

3422-5 Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.

   SP-REPORT ON ENVIRONMENTAL IMPACT OR PLANS (3423)

3423-1 Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.

3423-2 Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact or plans.

3423-3 Vote AGAINST IF management has issued a written statement beyond the legal minimum.

   SP-REPORT OR TAKE ACTION ON CLIMATE CHANGE (3425) CASE-BY-CASE

3425-1 Always vote FOR a shareholder proposal that asks management to report or take action on climate change.

3425-2      Always vote AGAINST a shareholder proposal that asks management to
            report or take action on climate change.                                X

3425-3 Vote AGAINST IF management has issued a statement acknowledging a global warming threat.

3425-4 Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.

3425-5 Vote AGAINST IF management has issued a statement and committed to targets and timetable.

3425-6 Vote AGAINST IF the company is not a major emitter of greenhouse gases.

   SP-REVIEW OR CURB BIOENGINEERING (3430)

3430-1 Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.

3430-2      Always vote AGAINST a shareholder proposal that asks management to
            report on, label or restrict sales of bioengineered products.           X

3430-3      Vote AGAINST IF the proposal asks for action beyond reporting.

3430-4 Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.

   SP-PRESERVE/REPORT ON NATURAL HABITAT (3440)

3440-1 Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.

3440-2      Always vote AGAINST a shareholder proposal that asks the company to
            preserve natural habitat.                                               X

3440-3      Vote AGAINST IF the proposal asks for action beyond reporting.

3440-4      Vote AGAINST IF the proposal does not address a unique habitat.

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

   SP-REVIEW DEVELOPING COUNTRY DEBT (3500)

3500-1 Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.

3500-2      Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to
            report to shareholders on its findings.                                 X

3500-3      Vote GAINST IF the proposal asks for action beyond reporting.

   SP-REVIEW SOCIAL IMPACT OF FINANCIAL VENTURES (3503)

3503-1 Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.

3503-2      Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor
            rights or other socioeconomic impacts of its credit decisions.          X

3503-3      Vote AGAINST IF the proposal asks for action beyond reporting.

   SP-REVIEW FAIR LENDING POLICY (3520)

3520-1 Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.

3520-2      Always vote AGAINST a shareholder proposal requesting reports and/or
            reviews of plans and/or policies on fair lending practices.             X

   SP-REVIEW PLANT CLOSINGS (3600)

3600-1 Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.

3600-2      Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider issues related to facilities
            closure and relocation of work.                                         X

   SP-REPORT ON EEO (3610)

3610-1 Always vote FOR a shareholder proposal that asks management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-2      Always vote AGAINST a shareholder proposal that asks management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data
            on specific positions within the company.                               X

3610-3      Vote AGAINST IF the company releases its EEO-1 reports.

3610-4 Vote AGAINST IF the company's EEO-1 reports and compliance record indicate it is average.

3610-5 Vote AGAINST IF the information indicates a well-established affirmative action program.

   SP-DROP SEXUAL ORIENTATION FROM EEO POLICY (3614)

3614-1 Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.

3614-2      Always vote AGAINST a shareholder proposal that asks management to
            drop sexual orientation from EEO policy.                                X

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

   SP-ADOPT SEXUAL ORIENTATION ANTI-BIAS POLICY (3615)

3615-1 Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.

3615-2      Always vote AGAINST a shareholder proposal that asks management to
            adopt a sexual orientation non-discrimination policy.                   X

   SP-REVIEW MEXICAN WORK FORCE CONDITIONS (3621)

3621-1 Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.

3621-2      Always vote AGAINST a shareholder proposal that asks management to
            report on or review Mexican operations.                                 X

   SP-ADOPT STANDARDS FOR MEXICAN OPERATION (3622)

3622-1 Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.

3622-2      Always vote AGAINST a shareholder proposal that asks management to
            adopt standards for Mexican operations.                                 X

   SP-REVIEW OR IMPLEMENT MACBRIDE PRINCIPLES (3630)

3630-1 Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.

3630-2      Always vote AGAINST a shareholder proposal that asks management to
            review or implement the MacBride principles.                            X

3630-3      Vote AGAINST IF no fair employment problems exist.

   SP-URGE MACBRIDE ON CONTRACTOR/FRANCHISEE (3632)

3632-1 Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.

3632-2      Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the
            MacBride principles.                                                    X

3632-3 Vote AGAINST IF no fair employment problems exist at contractor/franchisee.

   SP-REVIEW GLOBAL LABOR PRACTICES (3680)

3680-1 Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.

3680-2      Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their
            contractors.                                                            X

3680-3 Vote AGAINST IF the company already reports publicly using a recognized standard.

3680-4      Vote AGAINST IF the resolution asks for more than a report.

   SP-MONITOR/ADOPT ILO CONVENTIONS (3681)

3681-1 Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization's (ILO) core labor conventions.

3681-2      Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization's (ILO) core labor
            conventions.                                                            X

3681-3 Vote AGAINST IF the proposal asks the company to use third-party monitors.

3681-4 Vote AGAINST IF the company has a reasonable code and monitoring system.

   SP-REPORT ON SUSTAINABILITY (3700)

3700-1 Always vote FOR a shareholder proposal requesting reports on sustainability.

3700-2      Always vote AGAINST a shareholder proposal requesting reports on
            sustainability.                                                         X

3700-3 Always vote AGAINST IF the company has already issued a report in GRI format.

                           INDEPENDENCE INVESTMENT LLC
                               PROXY VOTING POLICY

At Independence we recognize that decisions regarding proxy voting can affect the value of a client's account and many questions submitted to shareholders should be resolved based on in-depth analysis and careful consideration. The following proxy voting policy sets forth both our goals and our process for voting proxies on shares of stock held in client accounts where Independence has discretion to vote the proxies:

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied.

1) As a fiduciary under ERISA or otherwise, proxy-voting authority should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of a client's account. We should vote on proxy questions with the goal of fostering the interests of the participants and beneficiaries of the account.

2) Proxy questions should be considered within the individual company's circumstances. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3) If a proxy question clearly has the capability of affecting the economic value of the subject company's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

4)    There are, at least, three general classes of proxy questions:

      a. Routine questions which may routinely be voted in favor of management's recommendations such as auditor approval.

      b. Non-routine questions which will normally be uniformly voted in accordance with policies established by Independence's Investment Committee. Examples of questions of this type are votes for anti-greenmail measures, votes against diluting shareholder rights, or votes for or against generic social issue questions.

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

      c. Finally, there are questions that should be viewed on a case-by-case basis. Examples of questions in which company circumstances might influence the final decision one way or another are questions regarding mergers and acquisitions, anti-takeover measures, golden parachutes and so forth.

Careful attention must be paid to proxy questions that clearly could affect the economic value of the enterprise in question. In some circumstances, event thought a proposal would appear to offer a profit in the short-term, our analysis will conclude that over the long term greater value may be realized by voting against a proposal.

At Independence, the fundamental analysts are responsible for performing research on the companies in which we invest. The same analysts are responsible for decisions regarding proxy voting, as they are the most familiar with company-specific issues. Portfolio managers also provide input when appropriate. By attempting to avoid or sell stocks where the analysts do not have a sufficient comfort level with management, and to continuously monitor management in companies in which we do invest, we attempt to minimize the need for shareholder activism. In general, our philosophy with regard to shareholder activism is as follows: It is the responsibility of management to increase shareholder value. It is our goal to choose the companies that will best increase the value of our clients' portfolios. If we do not believe a company can meet this objective, we should in most cases avoid or sell the stock out of the portfolio.

In certain circumstances the analysts may decide not to vote a proxy where they believe that the costs of voting such a proxy would outweigh the potential benefit to clients (or to the participants and beneficiaries of an ERISA account) of casting a vote. This is more likely to happen where a foreign security is involved.

We currently use Institutional Shareholders Services, Inc. ("ISS") to monitor and complete the proxy voting process for both our domestic and international equity portfolio holdings. ISS is responsible for ascertaining that proxies are received, voted and sent back on a timely basis. Each day our proxy administrator sends ISS our complete list of portfolio holdings. ISS notifies us of shareholder meetings and provides us with an electronic platform on which to vote the proxies. ISS also provides us with an analysis of proxy issues and recommendations for voting, based on criteria that we have approved. Our analysts will consider ISS's recommendations, but voting will be based upon their own analysis. Our analysts direct the manner in which proxies are to be voted, and ISS completes the voting process.

If there is controversy or uncertainty about how any particular proxy question should be voted, our analysts will consult with Independence's senior management and/or Investment Committee. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

Revised 8/14/02

                          PROXY VOTING POLICY STATEMENT
                           OF LAZARD ASSET MANAGEMENT

                                I. INTRODUCTION

Lazard Asset Management ("Lazard"), a division of Lazard Freres & Co. LLC, is a fiduciary with respect to its clients and, consistent with its fiduciary duty, seeks to vote proxies in favor of its clients' interests. The following guidelines have been established to ensure decision-making that is consistent with Lazard's fiduciary responsibilities. These guidelines are meant only as general descriptions of Lazard's typical voting positions with respect to certain issues. Lazard reviews all proxies individually and makes final decisions based on the merits of each issue.

The initial analysis relating to voting of proxies for an investment management account is made by the portfolio manager and/or security analyst, subject to general policy guidelines set by the firm's Proxy Committee, which is comprised of members of senior management. To the extent that any legal issues are involved, or any documents need additional evaluation, proxy or portfolio management personnel consult with the Lazard Asset Management Legal and Compliance Department. Lazard maintains a record of all votes it casts.

Proxy proposals generally fall into one of four major categories: routine matters, social issues, business proposals, and shareholder democracy.

                                 Routine Matters

Routine proxy proposals, amendments, or resolutions are defined as those that do not change the structure, bylaws, or operation of the corporation to the detriment of the shareholders.

Voting Recommendation

Lazard generally will vote proxies to support management on all routine matters and will typically vote for the following proposals when reflective of reasonable acceptable corporate standards:

1.    Increase in authorized common shares.

2.    Increase in authorized preferred shares, which have one vote per share.

3.    Routine election or re-election of directors.

4.    Appointment or election of auditors.

5.    Directors' liability and indemnification.

6.    Incentive plans.

7.    Stock option plans.

8.    Employee stock purchase or ownership plans.

9.    Name changes.

Lazard will typically vote proxies against shareholder proposals regarding routine matters, as we believe that management is in a better position to address these issues. However, items related to executive compensation, stock options and stock purchase plans may receive additional scrutiny if Lazard believes that the positions taken by management with respect to these plans are not in the best interest of shareholders or other constituents.

SOCIAL ISSUES

Shareholder proposals often attempt to commit management to take certain positions on various social issues, such as labor abuses, equal opportunity and environmental concerns. Although as a fiduciary Lazard must serve exclusively the interests of the account beneficiaries, Lazard seeks to determine the business benefits of corporate actions as well as the social costs of such actions. Inasmuch as Lazard can expect a reasonable person to be a good citizen, Lazard supports an equal level of citizenship from a corporation.

Voting Recommendation

Lazard typically will support management in instances where Lazard feels acceptable efforts are made on behalf of special interests of social conscience which are not detrimental to stockholders. However, Lazard believes that addressing human rights issues is important to corporate success (in that reputational concerns can lead to financial concerns), and will consider supporting shareholder proposals that require management to be more open about these issues.

                               BUSINESS PROPOSALS

Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of these securities.

Voting Recommendation

Lazard typically will vote in favor of the following business proposals as long as shareholder position or values is either preserved or enhanced:

1.    Changing the state of incorporation.

2.    Mergers, acquisitions, dissolution.

3.    Indenture changes.

4.    Changes in capitalization.

5.    Share Repurchase Programs.

SHAREHOLDER DEMOCRACY

Lazard's policy is to consider proposals that might have the effect of entrenching management or disenfranchising shareholders on a case by case basis in light of Lazard's well-defined- fiduciary responsibilities. Although Lazard appreciates the point of view that corporations typically seek continuity in management, and hope to discourage hostile suitors, Lazard believes in shareholder democracy. Lazard typically would not support proposals that would have the effect of removing from shareholder consideration takeover offers that would be forthcoming. Additionally, Lazard will review proposals to classify or declassify a board of directors on a case by case basis, typically voting for proposals that enhance shareholder democracy.

II.   Proxies on Shares of Foreign Corporations

While Lazard will use its best efforts to vote all proxies for client accounts in which it has been given the authority to do so, there may be instances where it is not possible to vote proxies, particularly with respect to foreign securities. Unlike the United States, some countries have very short or no notice period requirement, making it difficult for Lazard to obtain information in sufficient time to make an informed decision and register its vote. Additionally, some countries and/or foreign companies prohibit a shareholder from trading in the company's stock between the time the shareholder submits a proxy and the time of the shareholders' meeting. Because Lazard believes that it is of paramount importance that its ability to determine when to sell a specific security not be restricted, Lazard typically will not vote proxies for these companies unless it believes that the potential benefit of voting on a significant proxy issue outweighs the cost of such restrictions.

III.  Fiduciary Responsibilities

Implicit in the establishment of the foregoing guidelines is the understanding that each situation ultimately must be considered individually in light of Lazard's fiduciary responsibility to serve the interests of our clients. Thus, Lazard may choose to vote in a manner different than that described above if it believes it is in the best interests of its clients to do so.

6/1/01

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